Exhibit 10.3

EXECUTION VERSION

SMART ABS SERIES 20[●]-[●]US TRUST

CURRENCY SWAP AGREEMENT

PERPETUAL TRUSTEE COMPANY LIMITED

ABN 42 000 001 007

[●]

ABN [●]

MACQUARIE SECURITIES MANAGEMENT PTY LIMITED

ABN 26 003 435 443

SCHEDULE

to the

ISDA MASTER AGREEMENT

dated as of [●] 20[●] between

Macquarie Securities Management Pty Limited

ABN 26 003 435 443

(“Manager”)

and

[●]

ABN [●]

(“Party A”)

and

Perpetual Trustee Company Limited

ABN 42 000 001 007

as trustee of the SMART ABS Series 20[●]-[●]US Trust

(“Party B”)

Part 1. Termination Provisions.

In this Agreement:

(a)	“Specified Entity” does not apply in relation to Party A or Party B.

(b)	The definition of “Specified Transaction” is not applicable.

(c)	(i) The following provisions of Section 5 will not apply to Party A:

Section 5(a)(v)

Section 5(a)(vi)

Section 5(b)(iii)

Section 5(b)(iv)

(ii)	The following provisions of Section 5 will not apply to Party B:

Section 5(a)(ii)

Section 5(a)(iii), except that Section 5(a)(iii)(1) will apply in respect of Party B’s obligations under paragraph 2(b) of each Credit Support Annex as though each Credit Support Annex is a Credit Support Document.

Section 5(a)(iv)

Section 5(a)(v)

Section 5(a)(vi)

Section 5(a)(vii)

Section 5(a)(viii)

Section 5(b)(iii)

Section 5(b)(iv)

(d)	The “Automatic Early Termination” provisions in Section 6(a) will not apply to Party A or Party B.

(e)	Payments on Early Termination. For the purposes of Section 6(e) of this Agreement:

(i)	Market Quotation will apply; and

(ii)	the Second Method will apply.

(f)	“Termination Currency” means, unless otherwise specified in the Confirmation in relation to the Transaction, US Dollars. However, if an amount in respect of an Early Termination Date is payable by Party B (the “Party B Termination Amount”) pursuant to Section 6(e), Party B will pay that amount (together with interest calculated in accordance with Section 6(d)(ii)) in Australian dollars. For this purpose, the Party B Termination Amount will be converted into Australian dollars by applying the definition of “Termination Currency Equivalent” in the Agreement as if the amount payable by Party B (in Australian dollars) is the “amount in the Termination Currency”, the “Termination Currency” is Australian dollars, the “Other Currency” is US Dollars and the Party B Termination Amount is an “amount denominated in a currency other than the Termination Currency”.

(g)	“Additional Termination Event” applies. Each of the following constitutes an Additional Termination Event:

(i)	(Downgrade): Each event described as such in Sections 16(c) and 17(e) of this Agreement.

(ii)	(Enforcement): if the Security Trust Deed is enforced pursuant to clause 9 of the Security Trust Deed in relation to a Transaction in relation to a Series Trust. For the purposes of this Additional Termination Event, Party B is the only Affected Party and all Transactions will be Affected Transactions. However, the parties agree that Party B will also have the right to designate an Early Termination Date pursuant to Section 6(b)(iv) in respect of this Additional Termination Event as if Party A were the Affected Party.

Part 2. Tax Representations

(a)	Payer Tax Representations. For the purpose of Section 3(e) of this Agreement, Party A and Party B each make the following representation:

It is not required by any applicable law, as modified by the practice of any relevant government revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to any other party under this Agreement. In making this representation, it may rely on:

(i)	the accuracy of any representation made by the other party pursuant to Section 3(f) of this Agreement;

(ii)	the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by that other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement; and

(iii)	the satisfaction of the agreement of that other party contained in Section 4(d) of this Agreement,

provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b)	Payee Tax Representations.

For the purpose of Section 3(f) of this Agreement, each of Party A and Party B makes the following representation:

It is an Australian resident and does not derive payments under this Agreement in part or whole in carrying on a business in a country outside Australia or through a permanent establishment of itself in that country.

Part 3. Agreement to Deliver Documents

For the purpose of Sections 4(a)(i) and (ii) of this Agreement, each party agrees to deliver to each other party the following documents, as applicable:

(a)	Tax forms, documents or certificates to be delivered are:

Party required to deliver document	Form/Document/Certificate	Date by which to be delivered in respect of the Series Trust
Party A and Party B	Any document or certificate reasonably required or reasonably requested by a party in connection with its obligations to make a payment under this Agreement which would enable that party to make the payment free from any deduction or withholding for or on account of Tax or which would reduce the rate at which deduction or withholding for or on account of Tax is applied to that payment.	As soon as reasonably practicable following a request by a party or as soon as possible after becoming aware of such document.

(b)	Other documents to be delivered are:

Party required to deliver document	Form/Document/Certificate	Date by which to be delivered in respect of the Series Trust
Party A, Party B and the Manager	A certificate specifying the names, title and specimen signatures of the persons authorised to execute this Agreement and each Confirmation or other communication in writing made pursuant to this Agreement on its behalf or, if this Agreement or any Confirmation is to be executed by way of power of attorney, a copy of that power of attorney.	On the execution of this Agreement and each Confirmation, unless (a) in the case of any certificate, that certificate has already been supplied and remains true and in effect or (b) in the case of any power of attorney, that power of attorney remains valid, and when any such certificate is updated.

Party A, Party B and the Manager	Any certificate or other document that is required to be provided by the relevant party under any Transaction Document, including without limitation any such certificate or other document relating to the financial condition of the Series Trust.	As soon as reasonably practicable following the provision of the relevant certificate or other document under the Transaction Documents

Party required to deliver document	Form/Document/Certificate	Date by which to be delivered in respect of the Series Trust
Party A	The Swap Financial Disclosure and, to the extent applicable, cause its independent outside accountants (the “Auditor”) to issue their consent (the “Auditor’s Consent”) to the filing of or the incorporation by reference of such Swap Financial Disclosure in the registration statement of Macquarie Leasing Pty Limited; provided however, that Macquarie Leasing Pty Limited and the Manager shall cooperate with the Auditor in the preparation of the Auditor’s Consent and provide the Auditor with any information it may reasonably request in connection with the Auditor’s Consent.	Prior to printing the Preliminary Prospectus, and thereafter, in accordance with Part 5(29).

Manager	An electronic copy (which may be in electronic format), executed by each person expressed to be a party thereto, to Party A of the Master Trust Deed, the Series Supplement, the Relevant Note Trust Deed, the Relevant Agency Agreement, each Credit Support Document specified in respect of Party B and (without limiting any obligation Party B may have under the terms of that Credit Support Document to notify Party A of amendments thereto) any document that amends in any way the terms of that Credit Support Document.	Prior to the Effective Date of the first occurring Transaction and in the case of any amending documents entered into subsequent to that date, promptly after each amending document (if any) has been entered into.

Party B and the Manager	A legal opinion as to the validity and enforceability of its obligations under this Agreement and each other Transaction Document in form and substance (and issued by legal counsel) reasonably acceptable to each other party.	Prior to the Effective Date of the first occurring Transaction.

Party B and the Manager	A legal opinion as to taxation matters in connection with each Transaction in form and substance (and issued by legal counsel) reasonably acceptable to each other party	Prior to the Effective Date of the first occurring Transaction.

Party B and the Manager	A copy of each report or notice to Noteholders in connection with the Series Trust	As soon as reasonably practicable following a request by a party or as soon as possible after becoming aware of such document having been issued.

Other than the legal opinions, any Credit Support Document or any document amending a Credit Support Document, all documents delivered under this Part 3(b) are covered by the Section 3(d) representation.

Part 4. Miscellaneous

(a)	Addresses for Notices. For the purpose of Section 12(a) of this Agreement:

Address for notices or communications to Party A:

For notices regarding operation, payment and confirmation matters only, notices should be sent to the address of the relevant branch set out in the relevant Confirmation (as may be amended from time to time), with a copy in the case of notices or communications in relation to Sections 5, 6, 7, 11 or 13 to:

Address:	[●]

Attention:	[●]

Telex No.:	[●]

Answerback:	[●]

SWIFT Code	[●]

Facsimile No.:	[●]

Telephone No.:	[●]

Email:	[●]

Address for notices or communications to Party B:

Address:	Perpetual Trustee Company Limited
Level 12, 123 Pitt Street
Sydney NSW 2000
AUSTRALIA

Attention:	Manager, Transaction Management, Capital Markets Fiduciary Services

Email:	SecuritisationOps@perpetual.com.au

Address for notices or communications to the Manager:

Address:	Macquarie Securities Management Pty Limited
Level 1, 50 Martin Place
Sydney NSW 2000
AUSTRALIA

Attention:	Manager, Securitisation

Facsimile No.:	[●]

(b)	Process Agent. For the purpose of Section 13(c) of this Agreement:

Party A appoints as its Process Agent:	Not Applicable.

Party B appoints as its Process Agent:	Not Applicable.

(c)	Offices. The provisions of Section 10(a) will not apply to this Agreement.

(d)	Multibranch Party. For the purpose of Section 10(c) of this Agreement:

Party A is a Multibranch Party and may enter into a Transaction only through its Melbourne or Sydney Office.

Party B is not a Multibranch Party.

(e)	Calculation Agent.

The Calculation Agent is Party A unless an Event of Default or Termination Event has occurred in relation to which Party A is the Defaulting Party or the sole Affected Party, respectively, in which case the Calculation Agent is the Manager.

(f)	Credit Support Document. Details of any Credit Support Document:

(i)	In relation to Party A: Any Eligible Guarantee.

(ii)	In relation to Party B: the Security Trust Deed and the General Security Deed.

(g)	Credit Support Provider.

(i)	In relation to Party A: The guarantor under any Eligible Guarantee.

(ii)	In relation to Party B: Not Applicable.

(h)	Governing Law. This Agreement will be governed by and construed in accordance with the laws in force in New South Wales and Section 13(b)(i) is deleted and replaced by the following:

“(i)	submits to the non-exclusive jurisdiction of the courts of the State of New South Wales and courts of appeal from them; and”

(i)	Netting of Payments. Subparagraph (ii) of Section 2(c) of this Agreement will apply in respect of all Transactions of the same type (entered into by the Party B as trustee of the same Series Trust).

(j)	“Affiliate” will have the meaning specified in Section 14 of this Agreement. However, for the purposes of Section 3(c) each of Party A, Party B and the Manager is deemed not to have any Affiliates.

Part 5. Other Provisions

(1)	Payments:

(a)	Insert a new paragraph (iv) in Section 2(a) immediately after Section 2(a)(iii) as follows:

“(iv)	The condition precedent in Section 2(a)(iii)(1) does not apply to a payment due to be made to a party if it has satisfied all its payment and delivery obligations under Section 2(a)(i) and has no future payment or delivery obligations, whether absolute or contingent under Section 2(a)(i).”.

(b)	Insert a new paragraph (v) in Section 2(a) immediately after Section 2(a)(iv) as follows:

“(v)	Where payments are due pursuant to Section 2(a)(i) by Party A to Party B (the “Party A Payment”) and by Party B to Party A (the “Party B Payment”) on the same day, then Party A’s obligation to make the Party A Payment will be subject to the condition precedent (which will be an “applicable condition precedent” for the purpose of Section 2(a)(iii)(3)) that Party A first receives either:

(1)	the Party B Payment; or

(2)	confirmation from Party B’s bank that it holds irrevocable instructions to effect payment of the Party B Payment and that funds are available to make that payment.”

(c)	Add the following new sentence to Section 2(b):

“Each new account so designated shall be in the same tax jurisdiction as the original account or if not in the same tax jurisdiction, the relevant party will provide to each other party a legal opinion, in a form satisfactory to those parties, confirming that the jurisdiction of the account so designated shall not give rise to any adverse tax consequences.”.

(d)	Amend Section 2(d) as follows:

(i)	Section 2(d)(i)(4) is deleted in its entirety; and

(ii)	the following words are deleted where they appear in Section 2(d)(ii)(1):

“in respect of which X would not be required to pay an additional amount to Y under Section 2(d)(i)(4)”,

provided that, notwithstanding the foregoing, Section 2(d)(i)(4) and Section 2(d)(ii) will apply without any amendment with respect to any payment by Party B to Party A of interest on any amount calculated as being due by Party B in respect of any Early Termination Date in respect of the Transaction under Section 6(e) to the extent that payment of such amount is delayed by the operation of Part 5(6)(d).

(2)	Party B’s Payment Instructions: Party B irrevocably authorises and instructs Party A to make payment of:

(a)	The Party A Initial Exchange Amount (as defined in the Confirmation) due from Party A to Party B in respect of the Initial Exchange Date (as defined in the Confirmation) by paying that amount direct to the account notified in writing by Party B to Party A for that purpose; and

(b)	any other amount due from Party A to Party B under this Agreement by paying that amount direct to the Principal Paying Agent to the account notified in writing by Party B to Party A for that purpose.

(3)	Party A’s Payment Instructions: Party A irrevocably authorises and instructs Party B to make payment of:

(a)	any amount denominated in A$ due from Party B to the account in Australia notified in writing by Party A to Party B from time to time; and

(b)	any amount denominated in US Dollars due from Party B to the account notified in writing by Party A to Party B from time to time.

Party A shall, on the second Business Day prior to each Distribution Date, confirm to the Principal Paying Agent that it has given the bank through which Party A is to make payment on the Distribution Date irrevocable instructions for such payment to the Principal Paying Agent and Party A shall procure that the bank confirm to the Principal Paying Agent that such payment will be made.

(4)	Representations: In Section 3:

(a)	after “Section 3(f)” in line 2 of Section 3 insert “3(g), 3(h), 3(i), 3(j), 3(k) and 3(l)”;

(b)	insert the following new paragraphs (g), (h), (i), (j), (k) and (l) in Section 3 immediately after Section 3(f):

“(g)	Relationship Between Parties. Each party will be deemed to represent to the other parties on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

(i)	Non-Reliance. It is acting for its own account (or, in the case of Party B, as trustee of the Series Trust), and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment (and in the case of Party B, also on the judgment of the Manager) and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of any other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction will not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from any other party will be deemed to be an assurance or guarantee as to the expected results of that Transaction.

(ii)	Evaluation and Understanding. It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the risks of that Transaction.

(iii)	Status of Parties. No other party is acting as a fiduciary or an adviser to it in respect of that Transaction.

(h)	Series Trust. By Party B, in respect of Party B only, in its capacity as trustee of the Series Trust in respect of each Transaction:

(i)	Trust Validly Created. The Series Trust has been validly created and is in existence at the date of this Agreement.

(ii)	Sole Trustee. It has been validly appointed as trustee of the Series Trust and is presently the sole trustee of the Series Trust.

(iii)	No Proceedings to Remove. No notice has been given to it and to its knowledge no resolution has been passed, or direction or notice has been given, removing it as trustee of the Series Trust.

(iv)	Power. It has power under the Master Trust Deed to enter into this Agreement and the Credit Support Documents in relation to Party B in its capacity as trustee of the Series Trust.

(v)	Good Title. Subject only to the Credit Support Documents in relation to Party B and any Security Interest permitted under the Credit Support Documents in relation to Party B, and to the best of its knowledge without due enquiry, it has not taken any steps to create any Security Interests over the assets of the Series Trust (except for Party B’s right of indemnity out of the Assets of the Series Trust).

(vi)	No breach. To the best of its knowledge, it is not in breach of any material provisions of the Master Trust Deed or the Transaction Documents of the Series Trust.

(vii)	No Restriction. Except as expressly provided in the Transaction Documents for the Series Trust, there is no restriction on its right of recourse or indemnity to or out of the Assets of the Series Trust and nothing has happened which could impair its right of indemnity out of the Assets of the Series Trust.

(viii)	Benefit. Party B’s entry into this Agreement and each Transaction is for the benefit of and is in the interests of the beneficiaries of the Series Trust.

(i)	Non-assignment. It has not assigned (whether absolutely, in equity, by way of security or otherwise), declared any trust over or granted any Security Interest over any of its rights under this Agreement or any Transaction except, in the case of Party B, for the Security Interests created under the Credit Support Documents specified in relation to Party B.

(j)	Contracting as principal. Each Transaction is entered into by that party as principal and not otherwise.

(k)	Legal proceedings. By Party A, in respect of Party A only, (i) it is not as at the date of the Preliminary Prospectus or the Final Prospectus (each a “Relevant Date”), and has not been in the twelve months preceding each Relevant Date, involved in any legal or arbitration proceedings that Party A reasonably expects would be likely to have, or that have had, a significant effect on its financial position that in the opinion of Party A require disclosure by it under a disclosure obligation of any securities exchange on which its securities are listed (“Significant Proceedings” and “Relevant Securities Exchange”, respectively) and (ii) nor, so far as Party A is aware as at the Relevant Date, are any Significant Proceedings pending or threatened, except, in the case of each of (i) and (ii), any legal or arbitration proceedings as it may have previously disclosed to Party B.

(l)	Financial Data. By Party A, in respect of Party A only, each Swap Financial Disclosure provided by Party A under Part 3(b) of the Schedule [and the information contained in the first, second, third and fourth paragraphs under the heading “The Currency Swaps and the Fixed Rate Swap—The Currency Swaps—The Currency Swap Provider” in the Preliminary Prospectus and the Final Prospectus]:

(i)	are true and accurate in all material respects;

(ii)	do not contain any untrue statement of a material fact; and

(iii)	do not omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case, as of the date of the Preliminary Prospectus, the date of the Final Prospectus or the date such Swap Financial Disclosure is provided, as applicable; provided, however, that for the avoidance of doubt, with respect to any information included in any Swap Financial Disclosure that indicates that such information in any Swap Financial Disclosure is as of an earlier specified date, or any similar earlier date notation or restriction, the representation contained in this Section 3(l) with respect to such information included in any Swap Financial Disclosure shall be as of the earlier specified date of such information in any Swap Financial Disclosure and not as of the date of the Preliminary Prospectus, the date of the Final Prospectus or the date such Swap Financial Disclosure is provided, as applicable; provided further that Party A acknowledges that if Party A subsequently revises, amends or restates any Swap Financial Disclosure previously provided to Party B or the Manager, Party A shall provide such revised, amended or restated Swap Financial Disclosure to Party B and the Manager within four (4) Local Business Days.”.

(5)	Event of Default: In Section 5(a): delete paragraph (i) and replace it with the following:

“(i)	Failure to Pay or Deliver. Failure by the party to make, when due, any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) required to be made by it if such failure is not remedied within 10 days of when due.”.

(6)	Termination:

(a)	Termination by Party B: Party B must not (and the Manager must not direct it to) designate an Early Termination Date without the prior written consent of the Relevant Note Trustee.

(b)	Consultation on Early Termination Date: Each party must use reasonable endeavours (which will not require such party to incur a loss or result in a reduction in the amounts that would be payable by one party to another as a consequence of the designation of the Early Termination Date) to consult with the other parties to this Agreement as to the timing of the Early Termination Date prior to the designation of an Early Termination Date, provided that this provision will not affect a party’s right to designate an Early Termination Date under any other provision of this Agreement.

(c)	Transfers to avoid Termination:

Section 6(b)(ii) is amended as follows:

(i)	The following sentences are added at the end of the second paragraph:

“However, if Party A is that other party it must use reasonable efforts to make such a transfer to an Affiliate provided the Rating Agencies have been notified by the Manager or by Party A (with a copy to the Manager) in writing in relation to the Relevant Notes in respect of such a transfer. Party A will not be required to incur a loss, excluding immaterial incidental expenses, in connection with any such transfer.”

(ii)	The third paragraph is deleted and replaced with the following:

“Any such transfer by a party under this Section 6(b)(ii) will be subject to and conditional upon the prior written consent of the other party, which consent will not be withheld:

(1)	where the other party is Party A, if Party A’s policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed; or

(2)	where the other party is Party B, if the Rating Agencies have been notified by the Manager or by Party A (with a copy to the Manager) in writing in respect of such transfer.”

(d)	Termination Payments by Party B: Notwithstanding Section 6(d)(ii), prior to the occurrence of an Event of Default (as defined under the Security Trust Deed) and the enforcement of the Security (as defined in the General Security Deed) under the Security Trust Deed and the General Security Deed, any amount calculated as being due by Party B in respect of any Early Termination Date under Section 6(e) will be payable (along with interest on the outstanding amount from that Early Termination Date to the date of payment in accordance with Section 6(d)) on the Distribution Date (as specified in the relevant Confirmation) immediately following the date that such amount would otherwise be payable under Section 6(d)(ii) (or will be payable on that date if that date is a Distribution Date) except to the extent that such amount is fully satisfied from the payment of an upfront premium by the provider in respect of a Replacement Currency Swap in accordance with Part 5(16)(b).

(7)	Set-Off: Section 6(e) is amended by deleting the last sentence of the first paragraph.

(8)	Transfer:

Section 7 of this Agreement is amended as follows:

(i)	Replace “.” at the end of Section 7(b) with “;”.

(ii)	Insert new paragraphs (c), (d) and (e):

“(c)	a party may make such a transfer in accordance with one or more of the Security Trust Deed, the General Security Deed for the Series Trust, the Series Supplement for the Series Trust and the Master Trust Deed;

(d)	subject to giving prior written notification to Party B, if the Moody’s First Trigger Rating Requirements apply, Party A may (at its own cost) transfer all or substantially all its rights and obligations with respect to this Agreement to any other entity (a “Transferee”) that is a Moody’s Eligible Replacement such that the Transferee contracts with Party B on terms that:

(i)	have the effect of preserving for Party B the economic equivalent of all payment and delivery obligations (whether absolute or contingent and assuming the satisfaction of each applicable condition precedent) under this Agreement immediately before such transfer; and

(ii)	are, in all material respects, no less beneficial for Party B than the terms of this Agreement immediately before such transfer, as determined by Party B (acting on the direction of the Manager).

In determining whether or not a transfer satisfies the conditions in paragraph (d)(ii), Party B (acting on the direction of the Manager) shall act in a commercially reasonable manner.

If an entity has made a Firm Offer (which remains capable of becoming legally binding upon acceptance) to be the transferee of a transfer to be made in accordance with paragraph (d), Party B shall, at Party A’s written request and cost, take any reasonable steps required to be taken by it to effect such transfer; and

(e)	subject to giving prior written notification to Party B, if an Initial Fitch Rating Event, a Subsequent Fitch Rating Event or a Second Subsequent Fitch Rating Event has occurred, Party A may (at its own cost) transfer all or substantially all its rights and obligations with respect to this Agreement to any other entity that is a Fitch Eligible Replacement.”.

(9)	Facsimile Transmission: In Section 12:

(a)	replace Section 12(a)(iii) with:

“(iii)	if sent by facsimile transmission, on the date a transmission report is produced by the machine from which the facsimile was sent which indicates that the facsimile was sent in its entirety to the facsimile number of the recipient notified for the purpose of this Section unless the recipient notifies the sender within one Business Day of the facsimile being sent that the facsimile was not received in its entirety in legible form;”; and

(b)	insert a new paragraph (vi) in Section 12(a) immediately after Section 12(a)(v) as follows:

“(vi)	if sent by ordinary mail, on the third (or the seventh, if posted by airmail) day after posting.”.

(10)	Definitions

In this Agreement, unless the contrary intention appears:

(a)	Master Trust Deed and Series Supplement: subject to Part 5(10)(h), unless defined in this Agreement words and phrases defined (including by incorporation from, or by reference to, another document) in the Master Trust Deed and the Series Supplement have the same meaning in this Agreement. Subject to Part 5(10)(f), where there is any inconsistency in a definition between this Agreement (on the one hand) and the Master Trust Deed or the Series Supplement (on the other hand), this Agreement prevails. Where there is any inconsistency in a definition between the Master Trust Deed, (on the one hand) and the Series Supplement (on the other hand), the Series Supplement prevails over the Master Trust Deed in respect of the Series Trust. Where words or phrases used but not defined in this Agreement are defined in the Master Trust Deed in relation to the Series Trust (as defined in the Master Trust Deed) such words or phrases are to be construed in this Agreement, where necessary, as being used only in relation to the Series Trust (as defined in the Series Supplement);

(b)	Trustee Capacity:

(i)	a reference to Party B is a reference to Party B in its capacity as trustee of the Series Trust only, and in no other capacity; and

(ii)	a reference to the undertaking, assets, business or money of Party B is a reference to the undertaking, assets, business or money of Party B in the capacity referred to in Part 5(10)(b)(i) only.

(c)	Definitions: in Section 14:

(i)	replace the definitions of “Affected Transactions” and “Local Business Day” with the following:

““Affected Transactions” means, with respect to a Termination Event, all Transactions.”

““Local Business Day” has the same meaning as “Business Day”.”; and

(ii)	insert the following new definitions:

“Adverse Rating Effect” means, in respect of the Notes of the Series Trust, an effect which results in downgrading, withdrawal or qualification of the rating of any of those Notes by a Rating Agency (as defined in the Security Trust Deed) in respect of the Series Trust.

“Cash Collateral Account” has the meaning given to it in Section 18 of this Agreement.

“Collateral Account” means each of the Cash Collateral Account and the Securities Collateral Account.

“Commission” means the United States Securities and Exchange Commission.

“Credit Support Annex” means the Fitch Credit Support Annex or the Moody’s Credit Support Annex (as applicable).

“Currency Swap” means a Transaction entered into between Party A, Party B and the Manager on substantially the terms specified in the Confirmation set out in Annexure 1 or Annexure 2 (or as otherwise agreed between Party A, Party B and the Manager).

“Deed of Assumption” means the Deed of Assumption dated 27 February 2007 between Macquarie Securities Management Pty Limited ABN 26 003 435 443 and Perpetual Trustee Company Limited ACN 000 001 007.

“Determination Time” in relation to an Interim Exchange Date, the Final Exchange Date or a Distribution Date means on or about 4.00 pm Sydney time 3 Business Days prior to the relevant Interim Exchange Date, Final Exchange Date or Distribution Date, as applicable.

“EDGAR” means the Commission’s Electronic Data Gathering, Analysis and Retrieval system.

“Eligible Bank” means an internationally recognised bank:

(a)	whose credit rating assigned by Fitch Ratings is no lower than the Fitch Prescribed Ratings (or such lower rating so that the then current rating of the Notes of the Series Trust is maintained by Fitch Ratings); and

(b)	whose long term deposit rating assigned by Moody’s is “A3” or above.

“Eligible Guarantee” means an unconditional and irrevocable guarantee in respect of all of Party A’s (or, as the case may be, the Eligible Replacement’s) present and future obligations under this Agreement that is provided by a guarantor as principal debtor rather than surety and is directly enforceable by Party B, where:

(a)	a law firm has given a legal opinion confirming that none of the guarantor’s payments to Party B under such guarantee will be subject to deduction or withholding for Tax and such opinion has been delivered to Moody’s and Fitch Ratings;

(b)	such guarantee provides that, in the event that any of such guarantor’s payments to Party B are subject to deduction or withholding for Tax, such guarantor is required to pay such additional amount as is necessary to ensure that the net amount actually received by Party B (free and clear of any tax) will equal the full amount Party B would have received had no such deduction or withholding been required; or

(c)	in the event that any payment under such guarantee is made net of deduction or withholding for Tax, Party A is required under Section 2(a)(i) to make such additional payment as is necessary to ensure that the net amount actually received by Party B from the guarantor will equal the full amount Party B would have received had no such deduction or withholding been required.

“Eligible Replacement” means:

(a)	a Fitch Eligible Replacement; or

(b)	a Moody’s Eligible Replacement,

as applicable.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

“Exchange Act Reports” means all Distribution Reports on Form 10-D, Current Reports on Form 8-K and Annual Reports on Form 10-K that are to be filed by Macquarie Leasing Pty Limited with respect to the Series Trust pursuant to the Exchange Act.

“Final Prospectus” means the Prospectus Supplement dated on or about [●] 20[●] (the “Prospectus Supplement”) together with the Prospectus dated on or about [●] 20[●] (the “Prospectus”).

“Firm Offer” means an offer which, when made, was capable of becoming legally binding upon acceptance.

“Fitch Credit Support Annex” means the credit support annex annexed to this Agreement which is expressed to be the Fitch Credit Support Annex for the purposes of this Agreement.

“Fitch Eligible Replacement” means an entity which holds a credit rating of at least the Fitch Prescribed Ratings during a Fitch Ratings Period.

“Fitch Prescribed Ratings” means, during a Fitch Ratings Period, a short-term credit rating from Fitch Ratings of at least F1 and a long-term credit rating from Fitch Ratings of at least A.

“Fitch Ratings” means Fitch Ratings Australia Pty Limited and its respective successors and assigns.

“Fitch Ratings Period” means any period when any Notes of the Series Trust are outstanding and those Notes are the subject of a rating from Fitch Ratings of AA (long-term) or higher.

“Initial Fitch Rating Event” means Party A (or, if applicable, the highest rated of Party A and any guarantor or co-obligor of Party A) does not have a long-term credit rating from Fitch Ratings higher than A- and a short-term credit rating from Fitch Ratings higher than F2.

“Master Trust Deed” means the Master Trust Deed dated 11 March 2002 between the Manager and Permanent Custodians Limited ACN 001 426 384, the rights and obligations of which were assumed by Perpetual Trustee Company Limited ACN 000 001 007 pursuant to the Deed of Assumption, as amended and supplemented from time to time.

“Moody’s” means Moody’s Investor Services Limited and its respective successors and assigns.

“Moody’s Credit Support Annex” means the credit support annex annexed to this Agreement which is expressed to be the Moody’s Credit Support Annex for the purposes of this Agreement.

“Moody’s Eligible Replacement” means an entity with credit ratings or counterparty risk assessments, as applicable, higher than or equal to the:

(a)	Moody’s First Trigger Required Ratings in respect of Section 17(a)(iii)(B); or

(b)	Moody’s Second Trigger Required Ratings in respect of Section 17(a)(iii)(A) and Section 17(b)(iii)(A) and (B) of this Agreement.

The “Moody’s First Rating Trigger Requirements” shall apply so long as no Relevant Entity has the Moody’s First Trigger Required Ratings.

An entity shall have the “Moody’s First Trigger Required Ratings”:

(a)	if that entity is subject to a counterparty risk assessment from Moody’s, where its short-term counterparty risk assessment from Moody’s is at least as high as “P-2(cr)” and its long-term counterparty risk assessment from Moody’s is at least as high as “A3(cr)”; or

(b)	if a counterparty risk assessment is not available from Moody’s for that entity and the entity:

(a)	is the subject of a Moody’s Short-term Rating, if such rating is “Prime-2” and its long-term, unsecured and unsubordinated debt or counterparty obligations are rated “A3” or above by Moody’s; and

(b)	is not the subject of a Moody’s Short-term Rating, if its long-term, unsecured and unsubordinated debt or counterparty obligations are rated “A3” or above by Moody’s.

The “Moody’s Second Rating Trigger Requirements” shall apply so long as no Relevant Entity has the Moody’s Second Trigger Required Ratings.

An entity shall have the “Moody’s Second Trigger Required Ratings”:

(a)	if a counterparty risk assessment is available from Moody’s in respect of that entity, where that entity’s short-term counterparty risk assessment from Moody’s is at least as high as “P-2(cr)” and its long-term counterparty risk assessment from Moody’s is at least as high as “Baa1(cr)”; or

(b)	if a counterparty risk assessment is not available from Moody’s in respect of that entity and that entity:

(i)	is the subject of a Moody’s Short-term Rating, where such rating is “Prime-2” or above and its long-term, unsecured and unsubordinated debt or counterparty obligations are rated “Baa1” or above by Moody’s; and

(ii)	is not the subject of a Moody’s Short-term Rating, where its long-term, unsecured and unsubordinated debt or counterparty obligations are rated “Baa1” or above by Moody’s.

“Moody’s Short-term Rating” means a rating assigned by Moody’s under its short-term rating scale in respect of an entity’s short-term, unsecured and unsubordinated debt obligations.

“Preliminary Prospectus” means the Preliminary Prospectus Supplement dated on or about [●] 20[●] (the “Preliminary Prospectus Supplement”) together with the Prospectus.

“Rating Notification” in relation to an event or circumstance means that the Manager has confirmed in writing to Party B that it has notified each Rating Agency in respect of the Series Trust of the event or a circumstance and that the Manager is satisfied that the event or circumstance is unlikely to result in an Adverse Rating Effect.

“Regulation AB” means Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. §§ 229.1100-229.1124 as such regulation may be amended from time to time and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506 (Jan. 7, 2005)), or in the amending release (Asset-Backed Securities Disclosure and Regulation, Securities Act Release No. 33-9638, 79 Fed. Reg. 57,184 (Sept. 24, 2014)) or by the staff of the Commission or as may be provided by the Commission or its staff from time to time.

“Replacement Currency Swap” has the meaning given to it in Part 5(16).

“Relevant Agency Agreement” has the meaning given to that term in the Confirmation.

“Relevant Entities” means Party A and any guarantor under an Eligible Guarantee in respect of all of Party A’s present and future obligations under this Agreement.

“Relevant Noteholders” has the meaning given to that term in the Confirmation.

“Relevant Notes” has the meaning given to that term in the Confirmation.

“Relevant Note Trustee” has the meaning given to that term in the Confirmation.

“Relevant Note Trust Deed” has the meaning given to that term in the Confirmation.

“Second Subsequent Fitch Rating Event” means Party A (or, if applicable, the highest rated of Party A and any guarantor or co-obligor of Party A) does not have a long-term credit rating from Fitch Ratings higher than BBB- and a short-term rating from Fitch Ratings higher than F3.

“Securities Collateral Account” has the meaning given to it in Section 18 of this Agreement.

“Security Trust Deed” means the Master Security Trust Deed dated 27 February 2007 between the Manager, P.T. Limited ABN 67 004 454 666 and Perpetual Trustee Company Limited ACN 000 001 007, as amended and supplemented from time to time.

“Series Supplement” means the SMART ABS Series 20[●]-[●]US Trust Series Supplement relating to the Series Trust dated after the date of this Agreement between, among others, Party B and the Manager.

“Series Trust” means the SMART ABS Series 20[●]-[●]US Trust constituted by the Master Trust Deed and the Trust Creation Deed.

“significance percentage” has the meaning given to it in Item 1115 of Regulation AB.

“Subsequent Fitch Rating Event” means Party A (or, if applicable, the highest rated of Party A and any guarantor or co-obligor of Party A) does not have a long-term credit rating from Fitch Ratings higher than BBB+ and a short-term credit rating from Fitch Ratings higher than F2.

“Swap Financial Disclosure” means, the financial information required by Item 1115 (b)(2) or Item 1115(b)(1) of Regulation AB (as indicated by the Manager to Party A) in EDGAR-compatible format (it being understood that Microsoft Word and PDF are EDGAR-compatible formats), it being understood that the Manager shall be solely responsible for determining whether Party A is required to provide financial data required by Item 1115(b)(2), and if not required by Item 1115(b)(2), whether such financial information is required to be provided pursuant to Item 1115(b)(1).

“Swap Financial Disclosure Request” means a request by the Manager for Party A to provide the Swap Financial Disclosure pursuant to Part 5(29)(c) of the Schedule to this Agreement.

“Trust Creation Deed” means the SMART ABS Series 20[●]-[●]US Trust Creation Deed dated [●] 20[●] executed by Party B in accordance with the Master Trust Deed.

(d)	Interpretation:

(i)	unless specified otherwise, references to time are references to Sydney time;

(ii)	a reference to “wilful default” in relation to Party B means, subject to Part 5(10)(d)(iii) of this Schedule, any wilful failure by Party B to comply with, or wilful breach by Party B of, any of its obligations under any Transaction Document, other than a failure or breach which:

A. (1)	arises as a result of a breach of a Transaction Document by a person other than:

(a)	Party B; or

(b)	any other person referred to in Part 5(11)(d)(iii) of this Schedule; and

(2)	the performance of the action (the non-performance of which gave rise to such breach) is a precondition to Party B performing the said obligation;

B.	is in accordance with a lawful court order or direction or required by law; or

C.	is in accordance with any proper instruction or direction of (x) the Secured Creditors given at a meeting of the Secured Creditors convened pursuant to the Security Trust Deed; or (y) the Investors given at a meeting convened under the Master Trust Deed;

(iii)	a reference to the “fraud”, “negligence” or “wilful default” of Party B means the fraud, negligence or wilful default of Party B and of its officers, employees, agents and any other person where Party B is liable for the acts or omissions of such other person under the terms of any Transaction Document;

(iv)	a reference to “neither party” will be construed as a reference to “no party”; and

(v)	a reference to “other party” will be construed as a reference to “other parties”.

(e)	ISDA Definitions: the 2006 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc) (“ISDA”) (the “2006 ISDA Definitions”) as at the date of this Agreement are incorporated into this Agreement and each Confirmation.

(f)	Inconsistency: Subject to Part 5(10)(a), unless specified otherwise, in the event of any inconsistency between any two or more of the following documents in respect of a Transaction they will take precedence over each other in the following order in respect of that Transaction:

(i)	any Confirmation;

(ii)	this Schedule;

(iii)	the 2006 ISDA Definitions; and

(iv)	the printed form of the 1992 ISDA Master Agreement which forms part of this Agreement.

(g)	Swap Transaction: Any reference to a:

(i)	“Swap Transaction” in the 2006 ISDA Definitions is deemed to be a reference to a “Transaction” for the purpose of interpreting this Agreement or any Confirmation; and

(ii)	“Transaction” in this Agreement or any Confirmation is deemed to be a reference to a “Swap Transaction” for the purpose of interpreting the 2006 ISDA Definitions.

(h)	Incorporated Definitions and other Transaction Documents and provisions: Where in this Agreement a word or expression is defined by reference to its meaning in another Transaction Document or there is a reference to another Transaction Document or to a provision of another Transaction Document, any amendment to the meaning of that word or expression or to that other Transaction Document or provision (as the case may be) will be of no effect for the purposes of this Agreement unless and until the amendment is consented to by the parties to this Agreement.

(11)	Limitation of Liability: Insert the following Section 15 after Section 14:

“15.	Party B’s Limitation of Liability

(a)	(Limitation on Party B’s liability): Party B enters into this Agreement only in its capacity as trustee of the Series Trust and in no other capacity and Party A can assume that all actions taken under this Agreement and in respect of each Transaction are taken in that capacity. A liability incurred by Party B acting in its capacity as trustee of the Series Trust arising under or in connection with this Agreement is limited to and can be enforced against Party B only to the extent to which it can be satisfied out of the Assets of the Series Trust out of which Party B is actually indemnified for the liability. This limitation of Party B liability applies despite any other provision of this Agreement (other than Section 15(c)) and extends to all liabilities and obligations of Party B in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to this Agreement.

(b)	(Claims against Party B): The parties other than Party B may not sue Party B in respect of liabilities incurred by Party B acting in its capacity as trustee of the Series Trust in any capacity other than as trustee of the Series Trust, including seeking the appointment of a receiver (except in relation to the Assets of the Series Trust), a liquidator, an administrator, or any similar person to Party B or prove in any liquidation, administration or arrangements of or affecting Party B (except in relation to the Assets of the Series Trust).

(c)	(Fraud, negligence or wilful default): The provisions of this Section 15 will not apply to any obligation or liability of Party B to the extent that it is not satisfied because under the Master Trust Deed, the Series Supplement or any other Transaction Document or by operation of law there is a reduction in the extent of Party B’s indemnification out of the Assets of the Series Trust, as a result of Party B’s fraud, negligence or wilful default.

(d)	(Acts or omissions): It is acknowledged that the Relevant Parties are responsible under the Transaction Documents for performing a variety of obligations relating to the Series Trust. No act or omission of Party B (including any related failure to satisfy its obligations or any breach of representation or warranty under this Agreement) will be considered fraudulent, negligent or a wilful default of Party B for the purpose of paragraph (c) of this Section 15 to the extent to which the act or omission was caused or contributed to by any failure by any such Relevant Party or any other person appointed by Party B under such a Transaction Document (other than a person whose acts or omissions Party B is liable for in accordance with any such Transaction Document) to fulfil its obligations relating to the Series Trust or by any other act or omission of such Relevant Party or any other such person.

(e)	(No Authority): No attorney, agent, receiver or receiver and manager appointed in accordance with the Transaction Documents has authority to act on behalf of Party B in a way which exposes Party B to any personal liability and no act or omission of any such person will be considered fraud, negligence or wilful default of the Party B for the purposes of Section 15(c).

(f)	(No obligation): Party B is not obliged to enter into any further commitment or obligation under this Agreement or any Transaction Document (including incur further liability) unless Party B’s liability is limited in a manner which is consistent with this Section 15 or otherwise in a manner satisfactory to Party B in its absolute discretion.”

(12)	Further Assurances: Each party will, upon request by the other party (the “requesting party”) at the expense of the requesting party, perform all such acts and execute all such agreements, assurances and other documents and instruments as the requesting party reasonably requires (and, in the case of Party B, are within the powers granted to Party B under the Master Trust Deed) to assure and confirm the rights and powers afforded, created or intended to be afforded or created, under or in relation to this Agreement and each Transaction or other dealing which occurs under or is contemplated by it.

(13)	Procedures for Entering into Transactions

(a)	Each Transaction will be evidenced by confirmation in writing in accordance with Section 9(e)(ii), substantially in the form set out in Annexure 1 or Annexure 2 (or in such other form as may be agreed between Party A, Party B and the Manager).

(b)	Party B will enter into each Transaction in its capacity as trustee of the Series Trust.

(14)	Authorised Officer: Each party will be entitled to assume, in the absence of any knowledge to the contrary, that any person signing any Confirmation, notice or other written communication issued in respect of this Agreement on behalf of a party is authorised by that party to do so.

(15)	Recorded Conversations: Each party:

(a)	consents to the electronic recording of its telephone conversations with another party (or any of its associated persons) with or without the use of an automatic tone warning device;

(b)	will provide transcripts of such recordings (if any) upon reasonable request by the other party (at the reasonable cost of the party requesting);

(c)	acknowledges that such recordings and transcripts can be used as evidence by either party in any dispute between them; and

(d)	acknowledges that no party is obligated to maintain copies of such recordings and transcripts for the benefit of another party.

(16)	Replacement Currency Swap Agreement:

(a)	If any Transaction under this Agreement is terminated prior to the day upon which the Relevant Notes are redeemed in full, Party B may, at the direction of the Manager, and must, if so directed by the Manager, enter into one or more currency swaps which replace that Transaction (collectively a “Replacement Currency Swap”) provided that:

(i)	the Manager has issued a Rating Notification with respect to the terms of the Replacement Currency Swap and the provider of the Replacement Currency Swap; and

(ii)	the liability of Party B under the Replacement Currency Swap is limited to at least the same extent that its liability is limited under that Transaction.

(b)	If Party B enters into a Replacement Currency Swap pursuant to paragraph (a) and an amount payable pursuant to Section 6(e) (the “Amount”) (or any interest on that Amount in accordance with Section 6(d)(ii)) is payable by Party B to Party A upon termination of the Transaction referred to in Part 5(16)(a), Party B must (unless otherwise agreed between Party A, Party B and the Manager) direct the Replacement Currency Swap provider to pay any upfront premium to enter into the Replacement Currency Swap due to Party B directly to Party A in satisfaction of and to the extent of Party B’s obligation to pay the Amount (and any interest on that Amount in accordance with Section 6(d)(ii)) to Party A, provided that to the extent such premium is less than the Amount, the balance will be satisfied by Party B as the Series Trust Expense.

(c)	If Party B enters into a Replacement Currency Swap pursuant to paragraph (a) and an Amount (and any interest on that Amount in accordance with Section 6(d)(ii)) is payable by Party A to Party B upon termination of the Transaction referred to in Part 5(16)(a), Party B must (unless otherwise agreed between Party A, Party B and the Manager) direct Party A to pay that amount to the Replacement Currency Swap provider in satisfaction of or towards and to the extent of Party B’s obligation (if any) to pay an upfront premium to the Replacement Currency Swap provider to enter into the Replacement Currency Swap and if Party A’s policies in effect at such time permit it to make payments directly to the Replacement Currency Swap provider, Party A will comply with such direction and thereby satisfy its obligations under Section 6.

(d)	The rights and obligations of the parties under this Part 5(16) will survive the termination of this Agreement.

(17)	Knowledge or Awareness: Subject to Section 12(a), each party will only be considered to have knowledge or awareness of, or notice of, a thing or grounds to believe anything by virtue of the officers of that party or any Related Body Corporate of that party which have the day to day responsibility for the administration or management of that party’s (or a Related Body Corporate of that party’s) obligations in relation to the Series Trust or the Transactions entered into under this Agreement having actual knowledge, actual awareness or actual notice of that thing, or grounds or reason to believe that thing (and similar references will be interpreted in this way).

(18)	Disclosure to Related Bodies Corporate

In relation to information Party B in its capacity as trustee of the Series Trust (the “Recipient”) receives from the Manager or Party A (the “Discloser”) in relation to this Agreement (the “Information”), each Discloser hereby severally authorises and consents to the Recipient making available such Information:

(a)	(Related Body Corporate): except to the extent that the making available of such Information is prohibited by law (including, without limitation, the Privacy Act), to:

(i)	any Related Body Corporate of the Recipient which acts as custodian or Security Trustee of the Assets of the Series Trust or which otherwise has responsibility for the management or administration of the Series Trust, including the Assets of the Series Trust; and

(ii)	the Recipient acting in its capacity as Manager or custodian (as applicable) of the Series Trust;

(b)	(Requirement at law): to the extent required by law or a direction of a court of competent jurisdiction;

(c)	(Public Information): if the information is generally and publicly available;

(d)	(Advisers): to its auditors, legal advisers and other professional consultants; or

(e)	(Performance of obligations): if required to perform any obligation under a Transaction Document.

Notwithstanding any other provision of this Agreement, the Recipient will not have any liability to the Discloser or any other person for the use, non-use, communication or non-communication of the Information in the above manner, except to the extent to which the Recipient has an express contractual obligation to disclose or not to disclose or to use or not to use certain information received by it and fails to do so. The Recipient must ensure that each person referred to in paragraphs (a)(i) and (ii) and (d) above is bound by the same duties of confidentiality in relation to any Information received by that person pursuant to this Part 5(18) as apply to the Recipient.

(19)	Restrictions on Party B’s Rights: Party B must at all times act in accordance with the instructions of the Manager in relation to this Agreement.

(20)	Fitch Ratings Downgrade of Party A: Insert a new Section 16 of this Agreement immediately after Section 15 as follows:

“16	Downgrade of Party A by Fitch Ratings

(a)	(Initial Fitch Ratings Downgrade of Party A): During any Fitch Ratings Period, if an Initial Fitch Rating Event or a Subsequent Fitch Rating Event occurs, then Party A, at its cost, will:

(i)	notify Fitch Ratings, the Manager and Party B; and

(ii)	within 14 calendar days of the occurrence of such Initial Fitch Rating Event or Subsequent Fitch Rating Event deliver collateral to Party B in accordance with the Fitch Credit Support Annex.

Additionally, during any Fitch Ratings Period, if an Initial Fitch Rating Event or a Subsequent Fitch Rating Event occurs Party A may (but is not obliged to), at its cost:

(iii)	take one of the following actions:

(A)	novate all its rights and obligations under this Agreement to a Fitch Eligible Replacement;

(B)	procure a Fitch Eligible Replacement to become a co-obligor or, pursuant to an Eligible Guarantee, guarantor in respect of the obligations of Party A under this Agreement; or

(C)	take such other action as Party A may agree with Fitch Ratings.

If (1) any of Section 16(a)(iii)(A), Section 16(a)(iii)(B) or Section 16(a)(iii)(C) are satisfied; or (2) Party A holds the Fitch Prescribed Ratings; or (3) there are no outstanding Notes of the Series Trust which are the subject of a rating from Fitch; or (4) the Notes of the Series Trust have a rating from Fitch that is below AA (long-term), and Party A has previously delivered collateral to Party B in accordance with the Fitch Credit Support Annex, the Credit Support Amount under the Fitch Credit Support Annex will (despite any inconsistency with the Fitch Credit Support Annex) be taken to be zero.

(b)	(Second Subsequent Fitch Ratings Downgrade of Party A): During any Fitch Ratings Period, if a Second Subsequent Fitch Rating Event occurs, then Party A, at its cost, will:

(i)	notify Fitch Ratings, the Manager and Party B; and

(ii)	within 30 calendar days of the occurrence of such Second Subsequent Fitch Rating Event, on a reasonable efforts basis, take one of the following actions:

(A)	novate all its rights and obligations under this Agreement to a Fitch Eligible Replacement;

(B)	procure a Fitch Eligible Replacement to become a co-obligor or, pursuant to an Eligible Guarantee, guarantor in respect of the obligations of Party A under this Agreement; or

(C)	take such other action as Party A may agree with Fitch Ratings.

If (1) any of Section 16(b)(ii)(A), Section 16(b)(ii)(B) or Section 16(b)(ii)(C) of this Agreement are satisfied; or (2) Party A holds the Fitch Prescribed Ratings; or (3) there are no outstanding Notes of the Series Trust which are the subject of a rating from Fitch; or (4) the Notes of the Series Trust have a rating from Fitch that is below AA (long-term), and Party A has previously delivered collateral to Party B in accordance with the Fitch Credit Support Annex, the Credit Support Amount under the Fitch Credit Support Annex will (despite any inconsistency with the Fitch Credit Support Annex) be taken to be zero.

(c)	(Fitch Ratings Additional Termination Events): During any Fitch Ratings Period:

(i)	if, after the occurrence of an Initial Fitch Rating Event or a Subsequent Fitch Rating Event, Party A fails to comply with Section 16(a)(ii) or section 16(a)(iii), as applicable, such failure will not be or give rise to an Event of Default but will constitute an Additional Termination Event with respect to Party A which will be deemed to have occurred:

(A)	in respect of Section 16(a)(ii), on the fourteenth calendar day following the occurrence of such Initial Fitch Rating Event or Subsequent Fitch Rating Event; and

(B)	in respect of Section 16(a)(iii), on the thirtieth calendar day following the occurrence of such Initial Fitch Rating Event or a Subsequent Fitch Rating Event,

in each case with Party A as the sole Affected Party and all Transactions will be Affected Transactions; or

(ii)	if, after the occurrence of a Second Subsequent Fitch Rating Event, Party A fails to comply with Section 16(b)(ii), such failure will not be or give rise to an Event of Default but will constitute an Additional Termination Event with respect to Party A which will be deemed to have occurred on the thirtieth calendar day following the occurrence of such Second Subsequent Fitch Rating Event, with Party A as the sole Affected Party and all Transactions will be Affected Transactions.”.

(21)	Moody’s Downgrade of Party A: Insert a new Section 17 of this Agreement immediately after Section 16 as follow:

“17	Downgrade of Party A by Moody’s

(a)	(Initial Downgrade of Party A): If Party A does not have counterparty risk assessments or credit ratings, as applicable, equal to or higher than the Moody’s First Trigger Required Ratings (“Initial Moody’s Rating Event”), Party A will, at its cost and sole election within 30 Local Business Days of the occurrence of such Initial Moody’s Rating Event:

(i)	notify Moody’s, the Manager and Party B; and

(ii)	deliver collateral to Party B in accordance with the Moody’s Credit Support Annex in favour of Party B based on the Moody’s Approach to Assessing Swap Counterparties in Structured Finance Cash Flow Transactions published on 16 March 2015 (as amended from time to time) (“Moody’s Framework”); or

(iii)	take one of the following actions:

(A)	novate all its rights and obligations under this Agreement to a Moody’s Eligible Replacement; or

(B)	procure a Moody’s Eligible Replacement to become a co-obligor or, pursuant to an Eligible Guarantee, guarantor in respect of the obligations of Party A under this Agreement.

If (1) any of Section 17(a)(iii)(A) or Section 17(a)(iii)(B) are satisfied; or (2) Party A obtains the Moody’s First Trigger Required Ratings, the obligation of Party A to deliver collateral to Party B in accordance with the Moody’s Credit Support Annex in compliance with Section 17(a)(ii) in respect of such Initial Moody’s Rating Event will cease and the Credit Support Amount under the Moody’s Credit Support Annex will (despite any inconsistency with the Moody’s Credit Support Annex) be taken to be zero.

(b)	(Subsequent Downgrade of Party A): If Party A does not have counterparty risk assessments or credit ratings, as applicable, equal to or higher than the Moody’s Second Trigger Required Ratings (“Subsequent Moody’s Rating Event”), Party A will, at its cost and sole election within 30 Local Business Days of the occurrence of such Subsequent Moody’s Rating Event:

(i)	notify Moody’s, the Manager and Party B; and

(ii)	deliver collateral to Party B in accordance with the Moody’s Credit Support Annex in favour of Party B based on the Moody’s Framework; or

(iii)	on a reasonable efforts basis take one of the following actions:

(A)	novate all its rights and obligations under this Agreement to a Moody’s Eligible Replacement; or

(B)	procure a Moody’s Eligible Replacement to become a co-obligor or, pursuant to an Eligible Guarantee, guarantor in respect of the obligations of Party A under this Agreement.

If (1) any of Section 17(b)(iii)(A) or Section 17(b)(iii)(B) are satisfied; or (2) Party A obtains the Moody’s Second Trigger Required Ratings, the obligation of Party A to deliver collateral to Party B in accordance with the Moody’s Credit Support Annex in compliance with Section 17(b)(ii) in respect of such Subsequent Moody’s Rating Event will cease and the Credit Support Amount under the Moody’s Credit Support Annex will (despite any inconsistency with the Moody’s Credit Support Annex) be taken to be zero.

(c)	(Additional Action): Where the Moody’s Second Rating Trigger Requirements apply and Party A elects to take the action referred to in Section 17(b)(ii), Party A must also take one of the actions referred to in Section 17(b)(iii) as soon as is reasonably practicable using commercially reasonable efforts to do so following the occurrence of the Subsequent Moody’s Rating Event.

(d)	(Close-Out Calculations): If an Early Termination Date is designated at a time when Party A is the Affected Party in respect of an Additional Termination Event or the Defaulting Party in respect of any Event of Default, paragraphs (i) to (v) below shall apply:

(i)	The following definition of “Market Quotation” shall apply:

““Market Quotation” means, with respect to one or more Terminated Transactions, a Firm Offer which is:

(A)	made by a Reference Market-maker that is a Moody’s Eligible Replacement;

(B)	for an amount that would be paid to Party B (expressed as a negative number) or by Party B (expressed as a positive number) in consideration of an agreement between Party B and such Reference Market-maker that is a Moody’s Eligible Replacement to enter into a transaction (the “Replacement Transaction”) that would have the effect of preserving for Party B the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under this Agreement in respect of such Terminated Transactions or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that Early Termination Date;

(C)	made on the basis that Unpaid Amounts in respect of the Terminated Transaction or group of Terminated Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included; and

(D)	made in respect of a Replacement Transaction with terms that are, in all material respects, no less beneficial for Party B than those of this Agreement (save for the exclusion of provisions relating to Transactions that are not Terminated Transactions), as determined by Party B (at the direction of the Manager).”

(ii)	In determining whether or not a Firm Offer satisfies the condition in sub-paragraph (D) of Market Quotation, the Manager (in directing Party B) and Party B (acting at the direction of the Manager) shall act in a commercially reasonable manner.

(iii)	The definition of “Settlement Amount” shall be replaced with the following:

““Settlement Amount” means, with respect to any Early Termination Date:

(A)	if, on or prior to such Early Termination Date, a Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions is accepted by Party B (at the direction of the Manager) so as to become legally binding, the Termination Currency Equivalent of the amount (whether positive or negative) of such Market Quotation;

(B)	if, on such Early Termination Date, the Manager has not directed Party B to accept a Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions so as to become legally binding and one or more Market Quotations have been communicated to the Manager and Party B and remain capable of becoming legally binding upon acceptance by Party B, the Termination Currency Equivalent of the amount (whether positive or negative) of the lowest of such Market Quotations, and for the avoidance of doubt:

(i)	a Market Quotation expressed as a negative number is lower than a Market Quotation expressed as a positive number; and

(ii)	the lower of two Market Quotations expressed as negative numbers is the one with the largest absolute value; or

(C)	if, on such Early Termination Date, the Manager has not directed Party B to accept a Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions so as to become legally binding and no Market Quotations have been communicated to the Manager and Party B and remain capable of becoming legally binding upon acceptance by Party B, Party B’s Loss (whether positive or negative and without reference to any Unpaid Amounts) for the relevant Terminated Transaction or group of Terminated Transactions.”

(iv)	At any time on or before the Early Termination Date at which two or more Market Quotations have been communicated to Party B and remain capable of becoming legally binding upon acceptance by Party B, Party B shall be entitled (at the direction of the Manager) to accept only the lowest of such Market Quotations, and for the avoidance of doubt:

(A)	a Market Quotation expressed as a negative number is lower than a Market Quotation expressed as a positive number; and

(B)	the lower of two Market Quotations expressed as negative numbers is the one with the largest absolute value.

(v)	If the Manager requests Party A in writing to obtain Market Quotations, Party A shall use reasonable efforts to do so before the Early Termination Date.

(e)	(Moody’s Additional Termination Event): An Additional Termination Event will occur if, at any time, all of the following are satisfied:

(i)	the counterparty risk assessments or credit ratings, as applicable, of Party A or any Credit Support Provider of Party A were less than the Moody’s Second Trigger Required Ratings for a continuous period of 30 Local Business Days or more; and

(ii)	Party A has not procured an Eligible Guarantee by a guarantor with counterparty risk assessments or credit ratings, as applicable, higher than or equal to Moody’s Second Trigger Required Ratings or a transfer in accordance with Section 17(b)(iii)(A) above; and

(iii)	at least one Moody’s Eligible Replacement has made a Firm Offer that would, assuming the occurrence of an Additional Termination Event, qualify as a Market Quotation (on the basis that Section 17(d)(i) and Section 17(d)(ii) of the Schedule apply) and which remains capable of becoming legally binding upon acceptance.

For the purposes of any Additional Termination Event occurring under this Section 17(e), Party A is the sole Affected Party and all Transactions are Affected Transactions.”.

(22)	Provisions common to a downgrade by a Rating Agency: Insert a new Section 18 of this Agreement immediately after Section 17 as follows:

“18	Common downgrade provisions

(a)	(Establishment and maintenance of Collateral Account): Where Party B has not established the Collateral Account for the Series Trust and Party A elects or is required to deliver collateral to Party B in accordance with the Credit Support Annex, the Manager must direct Party B to establish, as soon as is practicable, and maintain, in the name of Party B, an interest bearing account with an Eligible Bank which must be an account separate from the Collections Account for the Series Trust (“Collateral Account”). If Party B becomes aware that the Collateral Account for the Series Trust is held with an entity which is not an Eligible Bank, Party B must promptly establish a new interest bearing account with an Eligible Bank and transfer the balance of the former Collateral Account for the Series Trust to the new Collateral Account for the Series Trust within 30 days.

(b)	(Collateral transferred into Collateral Account): Any cash collateral delivered by Party A to Party B in accordance with the Credit Support Annex in compliance with its obligations under Section 16 or Section 17 and any cash proceeds (from disposal or otherwise) from any securities delivered by Party A to Party B in accordance with the Credit Support Annex in compliance with its obligations under Section 16 or Section 17 (such cash, “Cash Collateral”) must be deposited into the Collateral Account and such Cash Collateral will not be subject to or applied according to the Series Supplement in respect of the Series Trust. No money must be paid into the Collateral Account other than Cash Collateral and interest payable on the money credited to the Collateral Account.

(c)	(Application of Collateral): Party B may only make withdrawals from any Collateral Account if directed to do so by the Manager and then only for the purpose of:

(i)	delivering to Party A Return Amounts, Interest Amounts or Equivalent Distributions in accordance with a Credit Support Annex;

(ii)	withdrawing any amount which has been incorrectly deposited into the Collateral Account (and the Manager agrees to direct Party B to refund or pay to Party A, and Party B agrees promptly to refund or pay to Party A, any such incorrectly deposited amount);

(iii)	paying bank accounts debit tax or any other similar Tax payable in respect of the Cash Collateral; or

(iv)	paying any amount due to be paid by Party A under this Agreement if Party A has not paid such amount when required (after taking into account any applicable grace period).

The parties acknowledge and agree that clause 5 of the General Security Deed applies to the Collateral Account.

Any amount withdrawn from the Collateral Account and applied in accordance with Section 18(c)(iii) or Section 18(c)(iv) above will (despite any inconsistency with the Credit Support Annex) be taken to reduce (by an amount equal to that amount withdrawn and applied) the Credit Support Balance under the Credit Support Annex. Any such reduction shall be allocated pro-rata between the Credit Support Balance under each of the Fitch Credit Support Annex and the Moody’s Credit Support Annex (as applicable).

(d)	(Novation): If Party A arranges for the novation of all of its rights and obligations under this Agreement:

(i)	to a Fitch Eligible Replacement pursuant to Section 16(a)(iii)(A) or Section 16(b)(ii)(A) above; or

(ii)	to a Moody’s Eligible Replacement pursuant to Section 17(a)(iii)(A) or Section 17(b)(iii)(A) above,

Party B (at the direction of the Manager) and the Manager will do all things necessary, at the cost of Party A, to effect such novation.

(e)	Multiple Credit Support Annexes

(i)	The parties agree that each Credit Support Annex:

(A)	forms part of this Schedule, the Master Agreement and this Agreement; and

(B)	constitutes a separate Transaction under this Agreement.

(ii)	Accordingly, separate calculations, payments and deliveries are to be made in respect of each Credit Support Annex. However, in order to avoid possible duplication of obligations to deliver credit support, the parties agree that any Delivery Amount or any Return Amount in respect of a Valuation Date calculated under a Credit Support Annex will take into account the following:

(A)

the Value of the Transferor’s Credit Support Balance is to include the Value of Other Eligible Credit Support as of that Valuation Date provided that the maximum Return Amount which may be calculated under that Credit Support Annex on that Valuation Date is equal to the Value as of that Valuation

Date of the Transferor’s Credit Support Balance (without including the Value of any Other Eligible Credit Support); and

(B)	the Value of the Transferor’s Credit Support Balance is to be adjusted to include any Delivery Amount and to deduct any Return Amount:

(1)	which has been calculated under any other Credit Support Annex or which is to be calculated under any other Credit Support Annex on such Valuation Date; and

(2)	the transfer of which, in either case, has not yet been completed and for which the relevant Settlement Day falls on or after such Valuation Date,

but only to the extent of the Value (if any) which would be calculated under that Credit Support Annex for the Eligible Credit Support or Equivalent Credit Support constituting that Delivery Amount or Return Amount.

(iii)	Party A will not be required to transfer more Eligible Credit Support than the greatest amount calculated in accordance each Credit Support Annex.

(iv)	“Other Eligible Credit Support” means, in respect of a Credit Support Annex, any credit support which would satisfy the description of Eligible Credit Support under that Credit Support Annex and which is comprised in the Credit Support Balance under any other Credit Support Annex.

(v)	The “Value” of any Other Eligible Credit Support in respect of a Credit Support Annex will be calculated in accordance with the provisions of that Credit Support Annex (subject to paragraph (vi) below), and not the Credit Support Annex under which the Other Eligible Credit Support has been provided.

(vi)	The parties agree that if a date is a Valuation Date under more than one Credit Support Annex then the calculations of Delivery Amounts and Return Amounts under each such Credit Support Annex are to be made consecutively with Party A selecting under which Credit Support Annex the calculations are to be made first (so that the calculations under the second Credit Support Annex will take into account the result of the calculations made under the first Credit Support Annex). However, the calculations of Delivery Amounts and Return Amounts under a Credit Support Annex having a zero Credit Support Amount must be made before calculations under any other Credit Support Annex.”.

(23)	Amendment to this Agreement:

(a)	The Manager must give 5 Business Days’ notice in writing to each Rating Agency of any amendments to this Agreement.

(b)	This Agreement may be amended only by written agreement between all parties to this Agreement, provided that the Manager and Party B may only agree to such amendment in accordance with the provisions of clause 25 of the Master Trust Deed and for this purpose references in that clause to a Series Supplement will be taken to be references to this Agreement.

(24)	Appointment of Manager: Party B hereby exclusively appoints the Manager as its attorney to act on Party B’s behalf and exercise all rights and powers of Party B with respect to this Agreement. Without limiting the generality of the foregoing, the Manager may issue and receive on behalf of Party B all notices, certificates and other communications to or by Party A under this Agreement until such time as Party B serves written notice on Party A of the revocation of the Manager’s authority to act on behalf of Party B in accordance with this Part 5(24). The Manager hereby accepts such appointment. Party A is not obliged to enquire into the authority of the Manager to exercise or satisfy any of Party B’s rights or obligations on Party B’s behalf.

(25)	Hedge Agreement and Prepayment: The parties acknowledge and agree for the purposes of:

(a)	the Transaction Documents, this Agreement is a Currency Swap Agreement and a Support Facility and Party A is a Currency Swap Provider for the purposes of the Security Trust Deed and the General Security Deed; and

(b)	the Master Trust Deed, this Agreement is a Hedge Agreement.

(26)	No Amendment: Each of Party B and the Manager agrees that it will not consent to any amendment to any provision in any Transaction Document dealing with the ranking, priority or entitlement of Party A in respect of any security or moneys relating to the Series Trust without the prior written consent of Party A.

(27)	Manager as Party: For the purposes of Sections 2, 5, 6 and 10 the Manager is not a “party”.

(28)	Anti-money laundering: Each party (the “Information Provider”) agrees to provide any information and documents reasonably required by any other party (the “Information Recipient”) to comply with any applicable anti-money laundering or counter-terrorism financing laws including, without limitation, any applicable laws imposing “know your customer” or other identification checks or procedures that the Information Recipient is required to comply with in respect of this Agreement (“AML/CTF Laws”), but the foregoing obligation applies only to the extent that such information and such documents are in the possession of the Information Provider or may be obtained by it after having undertaken reasonable steps and subject to any confidentiality, privacy or general law obligations owed by the Information Provider to any person in relation to whom the information or documents requested relate (except, in all cases, to the extent that the foregoing may be overridden by the relevant AML/CTF Laws). Each party must comply with any AML/CTF Laws applicable to it, to the extent required to comply with its obligations under the Transaction Documents. Any party may decline to perform any obligation under the Transaction Documents to the extent it forms the view, in its reasonable opinion, that notwithstanding that it has taken all action to comply with any applicable AML/CTF Laws, it is required to decline to perform those obligations under any such AML/CTF Laws. To the maximum extent permitted by law, each party and the Noteholders and Unitholders releases each other party (a “Released Party”) from any confidentiality, privacy or general law obligations that a Released Party would otherwise owe to it in respect of this Agreement and to the extent to which it is able, any applicable confidentiality and privacy laws, but only to the extent that the existence of these obligations or laws would otherwise prevent a Released Party from providing any information or documents requested in accordance with this clause or any similar clause in any other Transaction Document.

(29)	Regulation AB Financial Disclosure

(a)	Party A acknowledges that for so long as Macquarie Leasing Pty Limited is required to file Exchange Act Reports, Macquarie Leasing Pty Limited is required under Regulation AB to disclose certain information set forth in Regulation AB regarding Party A or its group of affiliated entities, if applicable, depending on the aggregate significance percentage of this Agreement and any other derivative contracts between Party A or its group of affiliated entities, if applicable, and Party B, as calculated from time to time in accordance with Item 1115 of Regulation AB.

(b)	If at any time during which Macquarie Leasing Pty Limited is required to file Exchange Act Reports, the Manager determines, reasonably and in good faith, that the significance percentage of this Agreement calculated in accordance with Item 1115 of Regulation AB has become less than 20% or less than 10%, the Manager shall notify Party A of that fact no later than ten (10) New York business days after such determination has been made. If the Manager determines on any date of determination at any time during which Macquarie Leasing Pty Limited is required to file Exchange Act Reports, reasonably and in good faith, that the significance percentage of this Agreement calculated in accordance with Item 1115 of Regulation AB is or has become: (A) 10% or more, but less than 20%, or (B) 20% or more, then on any Local Business Day after the date of such determination, the Manager may request Party A to provide the relevant Swap Financial Disclosure by making a Swap Financial Disclosure Request. Thereafter, the Manager shall inform Party A no later than ten (10) Local Business Days following such time as (i) the Manager has determined that Exchange Act Reports are no longer required to be filed in respect of the Relevant Notes pursuant to Section 15(d) of the Securities Act or (ii) Swap Financial Disclosure is no longer required to be included or incorporated by reference in such Exchange Act Reports.

(c)	So long as the Exchange Act Reports are required to be filed by Macquarie Leasing Pty Limited under the Exchange Act and Swap Financial Disclosure is required to be included or incorporated by reference in the Exchange Act Reports pursuant to Item 1115(b)(2) or Item 1115(b)(1), as applicable, of Regulation AB, Party A, at its own expense, shall within four (4) Local Business Days after receipt of a Swap Financial Disclosure Request, provide Party B and the Manager with the relevant Swap Financial Disclosure described in Part 5(29)(b) of this Schedule.

(d)	If Party A is not able to provide the relevant Swap Financial Disclosure in accordance with Part 5(29)(c) of this Schedule, then Party A, at its own expense, shall secure another entity to replace Party A as party to this Agreement on terms substantially similar to this Agreement which entity is able to and will provide the Swap Financial Disclosure for such entity within the time period specified in Part 5(29)(c) of this Schedule (subject to the issuance of a Rating Notification by the Manager).

(e)

The parties agree that, if permitted by Regulation AB, any required Swap Financial Disclosure may be provided by Party A by incorporation by reference from reports filed by Party A pursuant to the Exchange Act. The parties agree that, if Swap Financial Disclosure is provided by Party A as set forth in the first sentence of this Part 5(29)(e), each relevant person (including without limitation any affiliate of the Manager) is authorised to incorporate by reference into the Preliminary Prospectus or Final Prospectus any such reports filed by Party A with the Commission pursuant to section 13(a) or 15(d) of the Exchange Act which contain any required Swap Financial Disclosure. The parties also agree that, if Swap Financial Disclosure is provided by Party A as set forth in the first sentence of this Part 5(29)(e), each relevant person (including without limitation any affiliate of the Manager) is authorised to incorporate by reference into the Preliminary Prospectus or Final Prospectus any documents filed by Party A with the Commission pursuant to section 13(a) or 15(d) of the Exchange Act after the date of this Agreement and prior to the termination of the offering described in the prospectus of the Series Trust relating to the offer and sale of the Relevant Notes.

(f)	Party A shall indemnify Party B, the Manager and Macquarie Leasing Pty Limited, the respective present and former directors, officers, employees and agents of each of the foregoing and each person, if any, who controls Party B, the Manager or Macquarie Leasing Pty Limited within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively, the “Party A Indemnified Persons”) and shall hold each of them harmless from and against any and all losses, claims, damages or liabilities (including legal fees and reasonable expenses) to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

(i)	any untrue statement or alleged untrue statement of any material fact contained in the Swap Financial Disclosure provided by Party A;

(ii)	any omission or alleged omission to state in the Swap Financial Disclosure provided by Party A a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; or

(iii)	any failure by Party A to provide Party B or the Manager with the relevant Swap Financial Disclosure when and as required under this Part 5(29); provided, however, that, if Party A secures another entity to replace Party A as party to this Agreement pursuant to Part 5(29)(d) of this Schedule, Party A shall not be liable for any losses, claims, damages or liabilities (including reasonable legal fees and expenses) to which any of the Party A Indemnified Persons may become subject arising out of or based upon a failure by Party A to provide Party B or the Manager with the relevant Swap Financial Disclosure following the provision of the relevant Swap Financial Disclosure by the other entity to Party B or the Manager.

The provisions of this Part 5(29)(f) shall not limit whatever rights Party B or the Manager may have under other provisions of this Agreement, the other Transaction Documents or otherwise, whether in equity or at law, such as an action for damages, specific performance or injunctive relief.

(g)	Party B and Macquarie Leasing Pty Limited shall, jointly and severally, indemnify Party A, the present and former directors, officers, employees and agents of Party A and each person, if any, who controls Party A within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and shall hold each of them harmless from and against any and all losses, claims, damages or liabilities (including legal fees and reasonable expenses) to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

(i)	any untrue statement or alleged untrue statement of any material fact contained in the Preliminary Prospectus or Final Prospectus, other than any Swap Financial Disclosure provided by Party A; or

(ii)	any omission or alleged omission to state in the Preliminary Prospectus or Final Prospectus, other than the Swap Financial Disclosure provided by Party A, a material fact required to be stated in the Preliminary Prospectus or Final Prospectus, other than the Swap Financial Disclosure provided by Party A, or necessary to make the statements in the Preliminary Prospectus or Final Prospectus, other than the Swap Financial Disclosure provided by Party A, in the light of the circumstances under which they were made, not misleading.

The provisions of this Part 5(29)(g) shall not limit whatever rights Party A may have under other provisions of this Agreement, the other Transaction Documents or otherwise, whether in equity or at law, such as an action for damages, specific performance or injunctive relief.

(h)	Each of Party B, the Manager and Macquarie Leasing Pty Limited shall indemnify Party A, the present and former directors, officers, employees and agents of Party A and each person, if any, who controls Party A within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and shall hold each of them harmless from and against any and all losses, claims, damages or liabilities (including legal fees and reasonable expenses) to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any failure by such party to deliver or otherwise distribute any Swap Financial Disclosure in the substantively identical form provided to any of them by Party A or as modified with Party A’s written consent.

The provisions of this Part 5(29)(h) shall not limit whatever rights Party A may have under other provisions of this Agreement, the other Transaction Documents or otherwise, whether in equity or at law, such as an action for damages, specific performance or injunctive relief.

(i)	The parties agree that under no circumstances shall any untrue statement or alleged untrue statement referred to in Part 5(29)(g)(i), any omission or alleged omission referred to in Part 5(29)(g)(ii) or any failure to deliver or distribute referred to in Part 5(29)(h) constitute the fraud, negligence or wilful default of Party B for the purposes of this Agreement, including without limitation Section 15(c) of this Agreement.

(30)	Reporting

If not the reporting party with respect to the Transactions hereunder pursuant to the United States Commodity Exchange Act and the rules and regulations thereunder, Party A agrees that it shall cooperate with Party B in providing such documents, valuations and other information as are reasonably requested by Party B (acting on the direction of the Manager) in order to file or cause to be filed all reports required pursuant to Section 2(h)(5) of the United States Commodity Exchange Act and any rules and regulations thereunder on a timely basis, and as otherwise are required to be made with respect to the Transactions hereunder under such Act and any rules and regulations thereunder on a timely basis.

(31)

Withholding Tax imposed on payments to non-US counterparties under the United States Foreign Account Tax Compliance Act: The parties agree that “Tax” as used in Part 2(a) of this Schedule (Payer Tax Representation) and “Indemnifiable Tax” as defined in Section 14 of this Agreement shall not include any U.S. federal withholding tax imposed or collected pursuant to Sections 1471 through 1474 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), any current or future regulations or official interpretations thereof, any agreement entered into pursuant to Section 1471(b) of the Code, or any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement entered into in connection with the implementation of such Sections of the Code (a “FATCA Withholding Tax”). For the avoidance of doubt, a FATCA Withholding Tax is a Tax the deduction or withholding of which is required by applicable law for the purposes of Section 2(d) of this Agreement.

(32)	Consent to Disclosure: Each party acknowledges that the other may be managed, or may operate businesses or process customer information internationally and across corporate entities. Accordingly, to the extent applicable to a party (or its Credit Support Provider, if any) (the “Disclosing Party”), if information about or relating to it is provided to the other party (the “Recipient”), the Recipient may (i) disclose the information to its Affiliates or its service providers, or (ii) transmit such information within the Recipient between its branches, or where required by law, regulation or convention, to governmental and regulatory authorities of the Recipient, or to any trade repository (including, without limitation, a Swap Data Repository as defined in Section 1a(48) of the Commodity Exchange Act (US)), both in the country where the relationship with the Disclosing Party is primarily situated, and in other countries where the Recipient may operate; and each party irrevocably consents to that occurring.

(33)	Party A may act as market maker: Party B acknowledges and agrees that Party A and/or its affiliates may from time to time take proprietary positions, make a market or undertake proprietary activities (including hedging transactions) related to the initiation or termination of a Transaction. This may affect the market price, rate or other market factor(s) underlying a Transaction and consequently the value of a Transaction.

ANNEXURE 1

FORM OF CONFIRMATION FOR CURRENCY SWAP IN RELATION TO THE US$ FIXED

RATE NOTES - CLASS A-1 NOTES, CLASS A-2a NOTES AND CLASS A-3a NOTES

[PARTY A LETTERHEAD]

[DATE]

To:	Perpetual Trustee Company Limited as trustee of the Series Trust Level 12, 123 Pitt Street Sydney NSW 2000	Macquarie Securities Management Pty Limited Level 1, 50 Martin Place Sydney NSW 2000

	Attention: Manager, Securitisation Services	Attention: Manager, Securitisation

CONFIRMATION - CURRENCY SWAP IN RELATION TO CLASS A-[    ] NOTES

SMART ABS Series 20[●]-[●]US Trust

The purpose of this letter is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the “Transaction”). This letter constitutes a “Confirmation” as referred to in the Master Agreement specified below.

This Confirmation is entered into by Perpetual Trustee Company Limited ABN 42 000 001 007 as trustee of the SMART ABS Series 20[●]-[●]US Trust (the “Series Trust”). This Confirmation supersedes any previous Confirmation or other communication with respect to the Transaction and evidences a complete and binding agreement between us as to the terms of the Transaction.

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA Master Agreement dated as of [●] 20[●], as amended, novated or supplemented from time to time (the “Agreement”), between [●]ABN [●] (“Party A”), Perpetual Trustee Company Limited ABN 42 000 001 007 as trustee of the Series Trust (“Party B”) and Macquarie Securities Management Pty Limited ABN 26 003 435 443 (the “Manager”). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

This Confirmation incorporates:

(a)	the attached Definitions Schedule; and

(b)	the definitions and provisions contained in the 2006 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc.,

which form part of, and are subject to this Confirmation. In the event of any inconsistency between the definitions and the provisions in the attached Definitions Schedule and those contained in the 2006 ISDA Definitions, those contained in the attached Definitions Schedule will govern.

The terms of the particular Transaction to which this Confirmation relates are as follows:

1.	Our Reference:	[ ]

2.	Trade Date:	[ ] 20[●]

3.	Effective Date:	Closing Date in respect of the Relevant Notes

4.	Termination Date:

The earlier of:

(a)         the date that the Relevant Notes are redeemed in full in accordance with the   Note Conditions; and

(b)         the Maturity Date in relation to the Relevant Notes,

subject to adjustment in accordance with the Following Business Day Convention.

5. 5.1	Fixed and Floating Amounts Monthly Fixed Amounts Payable by Party A:

	(A) Monthly Fixed Rate Payer:	Party A

	Calculation Amount:	For each Monthly Fixed Rate Payer Payment Date, the aggregate Invested Amount of the Relevant Notes on the Distribution Date immediately before that Monthly Fixed Rate Payer Payment Date (after taking into account any reductions in the Invested Amount of the Relevant Notes on that day).

	Monthly Fixed Rate Payer Payment Dates:	Each Distribution Date and the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

	Fixed Rate:	[ ]% per annum.

Fixed Rate Day Count Fraction:

[Class A-1: Actual/360]

[Class A-2a and Class A-3a: 30/360 (as a numerical fraction, not as a Day Count Fraction defined in the 2006 ISDA Definitions), except in relation to the first Calculation Period and the last Calculation Period, if the last Calculation Period does not end on (but exclude) a Distribution Date, the Fixed Rate Day Count Fraction applicable will be 30/360 (as a Day Count Fraction defined in the 2006 ISDA Definitions)]

	(B) Monthly Fixed Rate Payer:	Party A

	Calculation Amount	An amount equal to the Unpaid Fixed Amount in relation to that Monthly Fixed Rate Payer Payment Date

	Monthly Fixed Rate Payer Payment Dates:	Each Distribution Date and the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

	Rate:	[ ]% per annum

Fixed Rate Day Count Fraction:

[Class A-1: Actual/360]

[Class A-2a and Class A-3a: 30/360 (as a numerical fraction, not as a Day Count Fraction defined in the 2006 ISDA Definitions), except in relation to the first Calculation Period and the last

Calculation Period, if the last Calculation Period does not end on (but exclude) a Distribution Date, the Fixed Rate Day Count Fraction applicable will be 30/360 (as a Day Count Fraction defined in the 2006 ISDA Definitions)]

	(C) Unpaid Fixed Amount	On each Monthly Fixed Rate Payer Payment Date Party A will pay to Party B an amount equal to the Unpaid Fixed Amount, if any, in relation to that Monthly Fixed Rate Payer Payment Date.

5.2	Monthly Floating Amounts Payable by Party B:

	(A) Monthly Floating Rate Payer:	Party B

	Calculation Amount:	For each Monthly Floating Rate Payer Payment Date, the A$ Equivalent of the aggregate Invested Amount of the Relevant Notes on the Distribution Date immediately before that Monthly Floating Rate Payer Payment Date (after taking into account any reductions in the Invested Amount of the Relevant Notes on that day).

	Monthly Floating Rate Payer Payment Dates:	Each Distribution Date and the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

	Floating Rate Option:	AUD-BBR-BBSW

	Designated Maturity:	One month.

	Spread:	Plus [ ]% per annum for each Calculation Period.

	Floating Rate Day Count Fraction:	Actual/365 (Fixed)

	Reset Dates	The first day of each Calculation Period

	Compounding:	Inapplicable

	(B) Monthly Floating Rate Payer:	Party B

	Calculation Amount	An amount equal to the A$ Unpaid Floating Amount in relation to that Monthly Floating Rate Payer Payment Date

	Monthly Floating Rate Payer Payment Dates:	Each Distribution Date and the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

	Floating Rate Option:	AUD-BBR-BBSW

	Designated Maturity:	One month.

	Spread:	Plus [ ]% per annum for each Calculation Period.

	Floating Rate Day Count Fraction:	Actual/365 (Fixed)

	Reset Dates	The first day of each Calculation Period

	Compounding:	Inapplicable

	(C) A$ Unpaid Floating Amount	On each Monthly Floating Rate Payer Payment Date Party B will pay to Party A an amount equal to the A$ Unpaid Floating Amount, if any, in relation to that Monthly Floating Rate Payer Payment Date.

5.3	Limit to Rights

If the A$ Floating Payment in relation to a Distribution Date will be less than the Monthly Floating Amount payable by Party B to Party A on that Distribution Date (including, in each case, any A$ Unpaid Floating Amount), Party A may, in its absolute discretion, elect, by notice in writing to Party B and the Manager (such notice to be received by both such parties prior to that Distribution Date), to pay to Party B on that Distribution Date (in return for payment by Party B of the A$ Floating Payment in relation to that Distribution Date and in lieu of the Monthly Floating Amounts that would otherwise be payable by Party B to Party A on that Distribution Date) a proportion of the Monthly Fixed Amounts that would otherwise be payable by Party A to Party B on that Distribution Date (including any Unpaid Fixed Amounts) being the same proportion as the A$ Floating Payment in relation to that Distribution Date bears to the Monthly Floating Amounts payable by Party B to Party A on that Distribution Date.

Notwithstanding any election by Party A pursuant to this paragraph 5.3, a failure by Party B to pay or deliver to Party A the full amount of the Monthly Floating Amounts payable by Party B on a Distribution Date constitutes a failure to pay for the purposes of Section 5(a)(i) of the Agreement.

6.	Exchanges

6.1	Initial Exchange:

	Initial Exchange Date:	Effective Date

	Party A Initial Exchange Amount:	The A$ Equivalent of the Party B Initial Exchange Amount, being A$[ ]. To be paid by Party A to Party B.

Party B Initial Exchange Amount:

The total Invested Amount of the Relevant Notes on the Issue Date, being US$[    ]. To be paid by Party B to Party A.

Notwithstanding Section 2(a)(ii) of the Agreement, Party A must pay the Party A Initial Exchange Amount to Party B by 4.00 pm (Sydney time) on the Initial Exchange Date and Party B must pay Party A the Party B Initial Exchange Amount by 4.00 pm (New York time) on the Initial Exchange Date. Section 2(a)(v) does not apply to the payment of the Party A Initial Exchange Amount.

6.2	Interim Exchange:

	Interim Exchange Date:	In respect of Party A and Party B means each Distribution Date (other than the Final Exchange Date).

	Party A Interim Exchange Amount:	In respect of an Interim Exchange Date means the US$ Equivalent of the A$ Principal Entitlement in relation to that Interim Exchange Date. To be paid by Party A to Party B.

	Party B Interim Exchange Amount:	In respect of an Interim Exchange Date means the A$ Principal Entitlement in relation to that Interim Exchange Date. To be paid by Party B to Party A.

6.3	Final Exchange:

	Final Exchange Date:	In respect of Party A and Party B means the date which is the Termination Date.

	Party A Final Exchange Amount:	In respect of the Final Exchange Date means the US$ Equivalent of the A$ Principal Entitlement in relation to that Final Exchange Date. To be paid by Party A to Party B.

	Party B Final Exchange Amount:	In respect of the Final Exchange Date means the A$ Principal Entitlement in relation to that Final Exchange Date. To be paid by Party B to Party A.

7.	Exchange Rates For the purpose of the definitions of “A$ Equivalent”, and “US$ Equivalent”:

	US$ Exchange Rate:	Means, with respect to each A$1.00, US$[ ]

	A$ Exchange Rate:	1/ US$ Exchange Rate

8.	Account Details

8.1	Payments to Party A

	Account for payments in US$	The account notified in writing by Party A to Party B in accordance with Part 5(3)(b) of the Schedule to the Agreement.

	Account for payments in A$	The account notified in writing by Party A to Party B in accordance with Part 5(3)(a) of the Schedule to the Agreement.

8.2	Payments to Party B

	Account for payments in US$	The account notified in writing by the Principal Paying Agent to Party A as contemplated by Part 5(2) of the Schedule to the Agreement.

	Account for payments in A$	The account notified in writing by Party B to Party A in accordance with Part 5(2)(i) of the Schedule to the Agreement.

9.	Offices	For the purpose of this Transaction: (a) Party A will be acting through its [Melbourne/Sydney] Office; and

(b) Party B will be acting through its Sydney Office.

10.	Notification of Invested Amount

On or before the Determination Date in respect of each Distribution Date the Manager must notify Party A in writing of:

(a)    the A$ Principal Entitlement in relation to that Distribution Date;

(b)    the A$ Class A-[1 / A2a / A3a] Floating Amount (as defined in the Series Supplement) in relation to that Distribution Date;

(c)    the Unpaid Fixed Amount (if any) in relation to that Distribution Date; and

(d)    the A$ Floating Payment in relation to that Distribution Date.

11.	Time for payment

For the purposes of this Transaction, in Section 2(a)(ii) of the Agreement the first sentence is deleted and replaced with the following sentence:

         “Payments under this Agreement by:

(i)     Party A, will be made, by 5.00 p.m. (Sydney time); and

(ii)    Party B, will be made by 10.00 a.m. (Sydney time),

on the due date for value on that date in the place of the account specified in or pursuant to this Confirmation, in freely transferable funds, free of any set off, counterclaim, deduction or withholding (except as expressly provided in this Agreement) and in the manner customary for payment in the required currency. Notwithstanding the foregoing, Party A must pay the Party A Initial Exchange Amount to Party B by 4.00 p.m. (Sydney time) on the Initial Exchange Date and Party B must pay Party A the Party B Initial Exchange Amount by 4.00 p.m. (New York time) on the Initial Exchange Date.”.

Please confirm that the above correctly sets out the terms of our agreement in respect of each Transaction to which this Confirmation relates by signing and returning this Confirmation to us by facsimile today.

Executed documents will follow by mail.

Yours sincerely

SIGNED for and on behalf of [●]

By:

(Authorised Officer)

Name

Title

Confirmed as at the date first written above:	Confirmed as at the date first written above:

SIGNED for and on behalf of PERPETUAL TRUSTEE COMPANY LIMITED ABN 42 000 001 007 as trustee of the SMART ABS Series 20[●]-[●]US Trust	SIGNED for and on behalf of MACQUARIE SECURITIES MANAGEMENT PTY LIMITED ABN 26 003 435 443

By:	By:

(Authorised Officer)	(Authorised Officer)

Name	Name

Title	Title

Definitions Schedule for Confirmation in relation to Class A-[1 /2a /3a] Notes

In this Confirmation and in the Agreement unless the context otherwise requires,

“A$ Equivalent” has the meaning given to that term in the Series Supplement.

“A$ Floating Payment” in relation to a Distribution Date means the amounts paid or available to be paid on that Distribution Date with respect to the A$ Class A-[1 / 2a / 3a] Floating Amount (as defined in the Series Supplement) and any A$ Unpaid Floating Amount in relation to the Class A-[1 / 2a / 3a] Notes from Available Income (as defined in the Series Supplement) under clause [10.1(d)(i)(A) / 10.1(d)(ii)(A) / 10.1(d)(iv)(A)] of the Series Supplement.

“A$ Principal Entitlement” in relation to an Interim Exchange Date or the Final Exchange Date means the amounts to be distributed to Party A in accordance with clauses [9.4(a) / 9.4(b) / 9.4(d)] and 9.4(f) of the Series Supplement on that Interim Exchange Date or the Final Exchange Date, as applicable.

“A$ Unpaid Floating Amount” in relation to a Monthly Floating Rate Payer Payment Date means the aggregate amount of the Monthly Floating Amounts calculated under paragraph 5.2(A) and (B) with respect to each preceding Monthly Floating Rate Payer Payment Date which have not been paid by Party B on any Monthly Floating Rate Payer Payment Date preceding that Monthly Floating Rate Payer Payment Date in reliance on paragraph 5.3.

“Business Day” means (except where expressly provided otherwise) any day on which the banks are open for business in Melbourne, Sydney, London and New York, other than a Saturday, a Sunday or a public holiday in Melbourne, Sydney, London or New York.

“Distribution Date” has the meaning given in the Series Supplement.

“Invested Amount” has the meaning given to that term in the Series Supplement.

“Monthly Fixed Amount” means the amount or amounts, as applicable, calculated in accordance with paragraph 5.1.

“Monthly Floating Amount” means the amount or amounts, as applicable, calculated in accordance with paragraph 5.2.

“Note Conditions” means the terms and conditions of the Relevant Notes annexed to the Relevant Notes.

“Relevant Agency Agreement” means the Agency Agreement dated on or about [●] 20[●] between the Relevant Note Trustee, Party B, the Manager and [●].

“Relevant Noteholders” means the Class A-[1 / 2a / 3a] Noteholders as that term is defined in the Relevant Note Trust Deed.

“Relevant Notes” means the Class A-[1 / 2a / 3a] Notes issued by Party B under the Relevant Note Trust Deed and the Series Supplement.

“Relevant Note Trustee” means [●], in its capacity as US$ Note Trustee under the Relevant Note Trust Deed or, if [●] is removed or retires as the trustee for the Relevant Noteholders, any person appointed from time to time in its place in accordance with the Relevant Note Trust Deed.

“Relevant Note Trust Deed” means the SMART ABS Series 20[●]-[●]US Trust US$ Note Trust Deed dated [●] 20[●] between Party B, Macquarie Leasing Pty Limited, the Manager and the Relevant Note Trustee.

“Security Trust Deed” means the Master Security Trust Deed dated 27 February 2007 between Party B, the Manager, the Security Trustee and the Relevant Note Trustee, as amended.

“Series Supplement” means the SMART ABS Series 20[●]-[●]US Trust Series Supplement dated [●] 20[●] between Party B, the Manager, Macquarie Leasing Pty Limited and Macquarie Bank Limited.

“Unpaid Fixed Amount” in relation to a Monthly Fixed Rate Payer Payment Date means the aggregate amount of the Monthly Fixed Amounts calculated under paragraphs 5.1(A) and (B) with respect to each preceding Monthly Fixed Rate Payer Payment Date which have not been paid by Party A on any Monthly Fixed Rate Payer Payment Date preceding that Monthly Fixed Rate Payer Payment Date in reliance on paragraph 5.3.

“US$ Equivalent” has the meaning given to that term in the Series Supplement.

Terms defined in the Note Conditions have the same meaning in this Confirmation unless otherwise defined in this Confirmation.

ANNEXURE 2

FORM OF CONFIRMATION FOR CURRENCY SWAP IN RELATION TO THE US$

FLOATING RATE NOTES - CLASS A-2b NOTES AND CLASS A-3b NOTES

[PARTY A LETTERHEAD]

[DATE]

To:	Perpetual Trustee Company Limited as trustee of the Series Trust Level 12, 123 Pitt Street Sydney NSW 2000	Macquarie Securities Management Pty Limited Level 1, 50 Martin Place Sydney NSW 2000

	Attention: Manager, Securitisation Services	Attention: Manager, Securitisation

CONFIRMATION - CURRENCY SWAP IN RELATION TO CLASS A-[    ] NOTES

SMART ABS Series 20[●]-[●]US Trust

The purpose of this letter is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the “Transaction”). This letter constitutes a “Confirmation” as referred to in the Master Agreement specified below.

This Confirmation is entered into by Perpetual Trustee Company Limited ABN 42 000 001 007 as trustee of the SMART ABS Series 20[●]-[●]US Trust (the “Series Trust”). This Confirmation supersedes any previous Confirmation or other communication with respect to the Transaction and evidences a complete and binding agreement between us as to the terms of the Transaction.

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA Master Agreement dated as of [●] 20[●], as amended, novated or supplemented from time to time (the “Agreement”), between [●] ABN [●](“Party A”), Perpetual Trustee Company Limited ABN 42 000 001 007 as trustee of the Series Trust (“Party B”) and Macquarie Securities Management Pty Limited ABN 26 003 435 443 (the “Manager”). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

This Confirmation incorporates:

(a)	the attached Definitions Schedule; and

(b)	the definitions and provisions contained in the 2006 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc.,

which form part of, and are subject to this Confirmation. In the event of any inconsistency between the definitions and the provisions in the attached Definitions Schedule and those contained in the 2006 ISDA Definitions, those contained in the attached Definitions Schedule will govern.

The terms of the particular Transaction to which this Confirmation relates are as follows:

1.	Our Reference:	[ ]

2.	Trade Date:	[ ] 20[●]

3.	Effective Date:	Closing Date in respect of the Relevant Notes

4.	Termination Date:	The earlier of: (a) the date that the Relevant Notes are redeemed in full in accordance with the Note Conditions; and

(b) the Maturity Date in relation to the Relevant Notes, subject to adjustment in accordance with the Following Business Day Convention.

5.	Floating Amounts

5.1	Monthly Floating Amounts Payable by Party A:

	(A) Monthly Floating Rate Payer:	Party A

	Calculation Amount:	For each Monthly Floating Rate Payer Payment Date, the aggregate Invested Amount of the Relevant Notes on the Distribution Date immediately before that Monthly Floating Rate Payer Payment Date (after taking into account any reductions in the Invested Amount of the Relevant Notes on that day).

	Monthly Floating Rate Payer Payment Dates:	Each Distribution Date and the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

	Floating Rate Option:	USD-LIBOR-ICE (as defined in this Confirmation)

	Designated Maturity:	One month.

	Spread:	Plus [ ]% per annum for each Calculation Period.

	Floating Rate Day Count Fraction:	[Actual/360]

	Reset Dates:	The first day of each Calculation Period

	Compounding:	Inapplicable

	(B) Monthly Floating Rate Payer:	Party A

	Calculation Amount	An amount equal to the Unpaid Floating Amount in relation to that Monthly Floating Rate Payer Payment Date

	Monthly Floating Rate Payer Payment Dates:	Each Distribution Date and the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

	Floating Rate Option:	USD-LIBOR-ICE (as defined in this Confirmation)

	Designated Maturity:	One month

	Spread:	Plus [ ]% per annum for each Calculation Period

	Floating Rate Day Count Fraction:	[Actual/360]

	Reset Dates:	The first day of each Calculation Period

	Compounding:	Inapplicable

	(C) Unpaid Floating Amount	On each Monthly Floating Rate Payer Payment Date Party A will pay to Party B an amount equal to the Unpaid Floating Amount, if any, in relation to that Monthly Floating Rate Payer Payment Date.

5.2	Monthly Floating Amounts Payable by Party B:

	(A) Monthly Floating Rate Payer:	Party B

	Calculation Amount:	For each Monthly Floating Rate Payer Payment Date, the A$ Equivalent of the aggregate Invested Amount of the Relevant Notes on the Distribution Date immediately before that Monthly Floating Rate Payer Payment Date (after taking into account any reductions in the Invested Amount of the Relevant Notes on that day).

	Monthly Floating Rate Payer Payment Dates:	Each Distribution Date and the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

	Floating Rate Option:	AUD-BBR-BBSW

	Designated Maturity:	One month.

	Spread:	Plus [ ]% per annum for each Calculation Period.

	Floating Rate Day Count Fraction:	Actual/365 (Fixed)

	Reset Dates	The first day of each Calculation Period

	Compounding:	Inapplicable

	(B) Monthly Floating Rate Payer:	Party B

	Calculation Amount	An amount equal to the A$ Unpaid Floating Amount in relation to that Monthly Floating Rate Payer Payment Date

	Monthly Floating Rate Payer Payment Dates:	Each Distribution Date and the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

	Floating Rate Option:	AUD-BBR-BBSW

	Designated Maturity:	One month.

	Spread:	Plus [ ]% per annum for each Calculation Period.

	Floating Rate Day Count Fraction:	Actual/365 (Fixed)

	Reset Dates	The first day of each Calculation Period

	Compounding:	Inapplicable

	(C) A$ Unpaid Floating Amount	On each Monthly Floating Rate Payer Payment Date Party B will pay to Party A an amount equal to the A$ Unpaid Floating Amount, if any, in relation to that Monthly Floating Rate Payer Payment Date.

5.3	Limit to Rights

If the A$ Floating Payment in relation to a Distribution Date will be less than the Monthly Floating Amount payable by Party B to Party A on that Distribution Date (including, in each case, any A$ Unpaid Floating Amount), Party A may, in its absolute discretion, elect, by notice in writing to Party B and the Manager (such notice to be received by both such parties prior to that Distribution Date), to pay to Party B on that Distribution Date (in return for payment by Party B of the A$ Floating Payment in relation to that Distribution Date and in lieu of the Monthly Floating Amounts that would otherwise be payable by Party B to Party A on that Distribution Date) a proportion of the Monthly Floating Amounts that would otherwise be payable by Party A to Party B on that Distribution Date (including any Unpaid Floating Amounts) being the same proportion as the A$ Floating Payment in relation to that Distribution Date bears to the Monthly Floating Amounts payable by Party B to Party A on that Distribution Date.

Notwithstanding any election by Party A pursuant to this paragraph 5.3, a failure by Party B to pay or deliver to Party A the full amount of the Monthly Floating Amounts payable by Party B on a Distribution Date constitutes a failure to pay for the purposes of Section 5(a)(i) of the Agreement.

6.	Exchanges

6.1	Initial Exchange:

	Initial Exchange Date:	Effective Date

	Party A Initial Exchange Amount:	The A$ Equivalent of the Party B Initial Exchange Amount, being A$[ ]. To be paid by Party A to Party B.

Party B Initial Exchange Amount:

The total Invested Amount of the Relevant Notes on the Issue Date, being US$[    ]. To be paid by Party B to Party A.

Notwithstanding Section 2(a)(ii) of the Agreement, Party A must pay the Party A Initial Exchange Amount to Party B by 4.00 pm (Sydney time) on the Initial Exchange Date and Party B must pay Party A the Party B Initial Exchange Amount by 4.00 pm (New York time) on the Initial Exchange Date. Section 2(a)(v) does not apply to the payment of the Party A Initial Exchange Amount.

6.2	Interim Exchange:

	Interim Exchange Date:	In respect of Party A and Party B means each Distribution Date (other than the Final Exchange Date).

	Party A Interim Exchange Amount:	In respect of an Interim Exchange Date means the US$ Equivalent of the A$ Principal Entitlement in relation to that Interim Exchange Date. To be paid by Party A to Party B.

	Party B Interim Exchange Amount:	In respect of an Interim Exchange Date means the A$ Principal Entitlement in relation to that Interim Exchange Date. To be paid by Party B to Party A.

6.3	Final Exchange:

	Final Exchange Date:	In respect of Party A and Party B means the Termination Date.

	Party A Final Exchange Amount:	In respect of the Final Exchange Date means the US$ Equivalent of the A$ Principal Entitlement in relation to that Final Exchange Date. To be paid by Party A to Party B.

	Party B Final Exchange Amount:	In respect of the Final Exchange Date means the A$ Principal Entitlement in relation to that Final Exchange Date. To be paid by Party B to Party A.

7.	Exchange Rates For the purpose of the definitions of “A$ Equivalent”, and “US$ Equivalent”:

	US$ Exchange Rate:	Means, with respect to each A$1.00, US$[ ]

	A$ Exchange Rate:	1/US$ Exchange Rate

8.	Account Details

8.1	Payments to Party A

	Account for payments in US$	The account notified in writing by Party A to Party B in accordance with Part 5(3)(b) of the Schedule to the Agreement.

	Account for payments in A$	The account notified in writing by Party A to Party B in accordance with Part 5(3)(a) of the Schedule to the Agreement.

8.2	Payments to Party B

	Account for payments in US$	The account notified in writing by the Principal Paying Agent to Party A as contemplated by Part 5(2) of the Schedule to the Agreement.

	Account for payments in A$	The account notified in writing by Party B to Party A in accordance with Part 5(2)(i) of the Schedule to the Agreement.

9.	Offices	For the purpose of this Transaction: (a) Party A will be acting through its [Melbourne/Sydney] Office; and (b) Party B will be acting through its Sydney Office.

10.	Notification of Invested Amount	On or before the Determination Date in respect of each Distribution Date the Manager must notify Party A in writing of: (a) the A$ Principal Entitlement in relation to that Distribution Date;

(b)    the A$ Class A-[2b / 3b] Floating Amount (as defined in the Series Supplement) in relation to that Distribution Date;

(c)    the Unpaid Floating Amount (if any) in relation to that Distribution Date; and

(d)    the A$ Floating Payment in relation to that Distribution Date.

11.	Time for payment

For the purposes of this Transaction, in Section 2(a)(ii) of the Agreement the first sentence is deleted and replaced with the following sentence:

“Payments under this Agreement by:

(i)     Party A, will be made, by 5.00 p.m. (Sydney time); and

(ii)    Party B, will be made by 10.00 a.m. (Sydney time),

on the due date for value on that date in the place of the account specified in or pursuant to this Confirmation, in freely transferable funds, free of any set off, counterclaim, deduction or withholding (except as expressly provided in this Agreement) and in the manner customary for payment in the required currency. Notwithstanding the foregoing, Party A must pay the Party A Initial Exchange Amount to Party B by 4.00 p.m. (Sydney time) on the Initial Exchange Date and Party B must pay Party A the Party B Initial Exchange Amount by 4.00 p.m. (New York time) on the Initial Exchange Date.”.

Please confirm that the above correctly sets out the terms of our agreement in respect of each Transaction to which this Confirmation relates by signing and returning this Confirmation to us by facsimile today.

Executed documents will follow by mail.

Yours sincerely

SIGNED for and on behalf of [●] ABN [●]

By:

(Authorised Officer)

Name

Title

Confirmed as at the date first written above:	Confirmed as at the date first written above:

SIGNED for and on behalf of PERPETUAL TRUSTEE COMPANY LIMITED ABN 42 000 001 007 as trustee of the SMART ABS Series 20[●]-[●]US Trust	SIGNED for and on behalf of MACQUARIE SECURITIES MANAGEMENT PTY LIMITED ABN 26 003 435 443

By:	By:

(Authorised Officer)	(Authorised Officer)

Name	Name

Title	Title

Definitions Schedule for Confirmation in relation to Class A-[2b / 3b] Notes

In this Confirmation and in the Agreement unless the context otherwise requires,

“A$ Equivalent” has the meaning given to that term in the Series Supplement.

“A$ Floating Payment” in relation to a Distribution Date means the amounts paid or available to be paid on that Distribution Date with respect to the A$ Class A-[2b / 3b] Floating Amount (as defined in the Series Supplement) and any A$ Unpaid Floating Amount in relation to the Class A-[2b / 3b] Notes from Available Income (as defined in the Series Supplement) under clause [10.1(d)(iii)(A) / 10.1(d)(v)(A)] of the Series Supplement.

“A$ Principal Entitlement” in relation to an Interim Exchange Date or the Final Exchange Date means the amounts to be distributed to Party A in accordance with clauses [9.4(c) / (e)] and 9.4(f) of the Series Supplement on that Interim Exchange Date or the Final Exchange Date, as applicable.

“A$ Unpaid Floating Amount” in relation to a Monthly Floating Rate Payer Payment Date means the aggregate amount of the Monthly Floating Amounts calculated under paragraphs 5.2(A) and (B) with respect to each preceding Monthly Floating Rate Payer Payment Date which have not been paid by Party B on any Monthly Floating Rate Payer Payment Date preceding that Monthly Floating Rate Payer Payment Date in reliance on paragraph 5.3.

“Business Day” means (except where expressly provided otherwise) any day on which the banks are open for business in Sydney, Melbourne, London and New York, other than a Saturday, a Sunday or a public holiday in Sydney, Melbourne, London or New York.

“Distribution Date” has the meaning given in the Series Supplement.

“Invested Amount” has the meaning given to that term in the Series Supplement.

“London/New York Business Day” means any day on which banks are open for business in London and New York City, other than a Saturday, a Sunday or a public holiday in London or New York City.

“Monthly Floating Amount” means (i) in respect of Party A, the amount or amounts (as applicable) calculated in accordance with paragraph 5.1 , and (ii) in respect of Party B, the amount or amounts (as applicable) calculated in accordance with paragraph 5.2.

“Note Conditions” means the terms and conditions of the Relevant Notes annexed to the Relevant Notes.

“Rate Page” means the Reuters Screen LIBOR01 Page or, if the Reuters Screen LIBOR01 Page ceases to quote the relevant rate, such other screen, page, section or part of Reuters or Bloomberg as quotes the relevant rate and is selected by the Agent Bank.

“Relevant Agency Agreement” means the Agency Agreement dated on or about [●] 20[●] between the Relevant Note Trustee, Party B, the Manager and [●].

“Relevant Noteholders” means the Class A-[2b / 3b] Noteholders as that term is defined in the Relevant Note Trust Deed.

“Relevant Notes” means the Class A-[2b / 3b] Notes issued by Party B under the Relevant Note Trust Deed and the Series Supplement.

“Relevant Note Trustee” means [●], in its capacity as US$ Note Trustee under the Relevant Note Trust Deed or, if [●] is removed or retires as the trustee for the Relevant Noteholders, any person appointed from time to time in its place in accordance with the Relevant Note Trust Deed.

“Relevant Note Trust Deed” means the SMART ABS Series 20[●]-[●]US Trust US$ Note Trust Deed dated [●] 20[●] between Party B, Macquarie Leasing Pty Limited, the Manager and the Relevant Note Trustee.

“Security Trust Deed” means the Master Security Trust Deed dated 27 February 2007 between Party B, the Manager, the Security Trustee and the Relevant Note Trustee, as amended.

“Series Supplement” means the SMART ABS Series 20[●]-[●]US Trust Series Supplement dated [●] 20[●] between Party B, the Manager, Macquarie Leasing Pty Limited and Macquarie Bank Limited.

“Unpaid Floating Amount” in relation to a Monthly Floating Rate Payer Payment Date means the aggregate amount of the Monthly Floating Amounts calculated under paragraphs 5.1(A) and (B) with respect to each preceding Monthly Floating Rate Payer Payment Date which have not been paid by Party A on any Monthly Floating Rate Payer Payment Date preceding that Monthly Floating Rate Payer Payment Date in reliance on paragraph 5.3.

“USD-LIBOR-ICE” for an Interest Period will be calculated by the Agent Bank in accordance with paragraphs (a) and (b), as applicable, below.

(a)	on the second London/New York Business Day before the beginning of the Interest Period (a “US$ Floating Rate Set Date”) the Agent Bank will determine the rate “USD-LIBOR-ICE”, as the applicable Floating Rate Option , as being the rate applicable to any Interest Period for one month deposits in US$ in the London inter bank market which appears on the Rate Page at approximately 11.45am (London time) on the US$ Floating Rate Set Date; and

(b)	if the rate referred to in paragraph (a) does not appear on the Rate Page on the relevant US$ Floating Rate Set Date, the USD-LIBOR-ICE for that Interest Period will be determined as if the Issuer Trustee and the Agent Bank had specified “USD-LIBOR-Reference Banks”, as the applicable Floating Rate Option. For this purpose “USD-LIBOR-Reference Banks” means that the rate for an Interest Period will be determined on the basis of the rates at which deposits in US$ are offered by the Reference Banks (being four major banks in the London interbank market determined by the Agent Bank) at approximately 11.00am, London time, on the US$ Floating Rate Set Date to prime banks in the London interbank market for a period of one month commencing on the first day of the Interest Period and in a Representative Amount (as defined in the 2006 ISDA Definitions of the International Swaps and Derivatives Association, Inc.). The Agent Bank will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the USD-LIBOR-ICE for that Interest Period will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the USD-LIBOR-ICE for that Interest Period will be the arithmetic mean of the rates quoted by not less than two major banks in New York City, selected by the Agent Bank, at approximately 11.00am, New York City time, on that US$ Floating Rate Set Date for loans in US$ to leading European banks for a period of one month commencing on the first day of the Interest Period and in a Representative Amount. If no such rates are available in New York City, then the USD-LIBOR-ICE for such Interest Period will be the most recently determined rate in accordance with paragraph (a).

“US$ Equivalent” has the meaning given to that term in the Series Supplement.

Terms defined in the Note Conditions have the same meaning in this Confirmation unless otherwise defined in this Confirmation.

Elections and Variables to the Credit Support Annex dated as of [●] 20[●]

Between

[●]

(ABN [●])

(“Party A”)

and

Perpetual Trustee Company Limited (ABN 42 000 001 007)

(“Party B”)

and

Macquarie Securities Management Pty Limited

(ABN 26 003 435 443)

(“Manager”)

in relation to the ISDA Master Agreement and the Schedule to it dated [●]

between Party A, Party B and the Manager

Paragraph 11. Elections and Variables (Fitch Credit Support Annex)

(a)	Base Currency and Eligible Currency.

(i)	“Base Currency” means United States Dollars (“USD”).

(ii)	“Eligible Currency” means the Base Currency, Euro, Great Britain Pounds (“Sterling”) and Japanese Yen (“Yen”).

(b)	Credit Support Obligations.

(i)	Delivery Amount, Return Amount and Credit Support Amount.

(A)	“Delivery Amount” has the meaning specified in Paragraph 2(a), as amended by deleting the words “upon a demand made by the Transferee on or promptly following a Valuation Date” and deleting in its entirety the sentence beginning “Unless otherwise specified in Paragraph 11(b)” and inserting in lieu thereof the following:

“The “Delivery Amount” applicable to the Transferor for any Valuation Date will equal the amount by which A exceeds B, where:

A =	the Credit Support Amount for such Valuation Date.

B =	the Value (determined using the Valuation Percentage in Paragraph 11(b)(ii)) as of such Valuation Date of the Transferor’s Credit Support Balance (adjusted

11

to include any prior Delivery Amount and to exclude any prior Return Amount, the transfer of which, in each case, has not yet been completed and for which the relevant Settlement Day falls on or after such Valuation Date).”.

(B)	“Return Amount” has the meaning as specified in Paragraph 2(b) except that the sentence beginning “Unless otherwise specified in Paragraph 11(b)” shall be deleted in its entirety and shall be replaced by the following:

“The “Return Amount” applicable to the Transferee for any Valuation Date will equal:

(a)	for any Valuation Date during any Fitch Ratings Period, the amount by which A exceeds B, where:

A =	the Value (determined using the Valuation Percentage in Paragraph 11(b)(ii)) as of such Valuation Date of the Transferor’s Credit Support Balance (adjusted to include any prior Delivery Amount and to exclude any prior Return Amount, the transfer of which, in each case, has not yet been completed and for which the relevant Settlement Day falls on or after such Valuation Date).

B =	the Credit Support Amount for such Valuation Date.

(b)	for any Valuation Date which is not during any Fitch Ratings Period, the Value as of such Valuation Date of the Transferor’s Credit Support Balance (adjusted to include any prior Delivery Amount and to exclude any prior Return Amount, the transfer of which, in each case, has not yet been completed and for which the relevant Settlement Day falls on or after such Valuation Date).”.

(C)	“Credit Support Amount” shall mean with respect to the Transferor on a Valuation Date during any Fitch Ratings Period and:

(a)	whilst an Initial Fitch Rating Event has occurred and is subsisting, an amount equal to the greater of the following:

(i)	MtM + (VC x LA x N x 0.7); and

(ii)	Zero; and

(b)	whilst a Subsequent Fitch Rating Event has occurred and is subsisting, an amount equal to the greater of the following:

(i)	MtM + (VC x LA x N); and

(ii)	Zero; and

(c)	whilst a Second Subsequent Fitch Rating Event has occurred and is subsisting, an amount equal to the greater of the following:

(i)	MtM + (VC x LA x N x 1.25); and

(ii)	Zero,

where, in the case of each of paragraphs (a), (b) and (c) above:

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“MtM” means the mark-to-market value of the swap transaction entered into pursuant to the Agreement on that Valuation Date;

“VC” means the applicable volatility cushion at that time determined by reference to percentages set out in the relevant table in the Fitch Ratings Report entitled “Counterparty Criteria for Structured Finance and Covered Bonds: Derivative Addendum” dated 14 May 2014 or other such percentages as updated and published by Fitch Ratings from time to time (and for such purpose calculating the relevant Weighted Average Life assuming a zero prepayment rate and zero default rate);

“LA” means the applicable liquidity adjustment at that time determined by reference to percentages set out in the relevant table in the Fitch Ratings Report entitled “Counterparty Criteria for Structured Finance and Covered Bonds: Derivative Addendum” dated 14 May 2014 or other such percentages as updated and published by Fitch Ratings from time to time; and

“N” means the Notional Amount of the swap transaction entered into pursuant to the Agreement as at that Valuation Date.

(ii)	Eligible Credit Support. The following items will qualify as “Eligible Credit Support” for Party A:

(A)	Cash in:

the Base Currency - Valuation Percentage is 100%; and

Euro, Sterling or Yen - Valuation Percentage is 86%.

(B)	Each instrument denominated in an Eligible Currency that is a “qualified investment” as determined by reference to the Fitch Ratings Report entitled “Counterparty Criteria for Structured Finance and Covered Bonds: Derivative Addendum” dated 14 May 2014 or other such criteria for “qualified investments” as updated and published by Fitch Ratings from time to time. Eligible Credit Support comprising such an instrument will have a Valuation Percentage equal to the “Advance Rate” given to that instrument by Fitch Ratings.

(iii)	Thresholds.

(A)	“Independent Amount” means, for Party A and Party B, with respect to each Transaction, zero.

(B)	“Threshold” means for:

(i)	Party A: not applicable; and

(ii)	Party B: not applicable.

(C)	“Minimum Transfer Amount” means, with respect to Party A and Party B, USD50,000, provided that:

(1)	if an Event of Default has occurred and is continuing in respect of which Party A is the Defaulting Party, the Minimum Transfer Amount with respect to Party A shall be zero; or

13

(2)	if an Additional Termination Event has occurred in respect of which Party A is an Affected Party, the Minimum Transfer Amount with respect to Party A shall be zero; or

(3)	if:

(I)	Party A has satisfied any of Section 16(a)(ii), Section 16(a)(iii) and Section 16(b)(ii) of the Agreement;

(II)	Party A has obtained the Fitch Prescribed Ratings; or

(III)	the Valuation Date does not fall in a Fitch Ratings Period,

the Minimum Transfer Amount with respect to Party B shall be zero.

(D)	“Rounding” The Delivery Amount and the Return Amount will be:

(1)	rounded up and down to the nearest integral multiple of USD10,000 respectively (with a number falling halfway between being rounded up), subject to the maximum Return Amount being equal to the Credit Support Balance; or

(2)	if calculated on a day that is not during a Fitch Ratings Period, rounded up or down to the nearest integral multiple of USD 0.05 respectively (with a number falling halfway between being rounded up), subject to a maximum Return Amount being equal to the Credit Support Balance.

(c)	Valuation and Timing.

(i)	“Valuation Agent” means, Party A in all circumstances.

(ii)	“Valuation Date” means:

(A)	each Wednesday or if Wednesday is not a Local Business Day, the next following Local Business Day; or

(B)	if so elected by Party A (from time to time by notice in writing to Party B and Manager), each Local Business Day.

(iii)	“Valuation Time” means the close of business in the Relevant Market on the Local Business Day first preceding the Valuation Date or date of calculation, as applicable, provided that the calculations of Value and Credit Support Amount will, as far as practicable, be made as of approximately the same time on the same date.

(iv)	“Notification Time” means by 1:00 p.m., Sydney time, on the Local Business Day immediately following the applicable Valuation Date or date of calculation as applicable.

(v)	“Relevant Market” means:

(A)	with respect to the calculation of Value, the principal market in which the relevant Eligible Credit Support is traded; and

(B)	with respect to the calculation of Exposure, the location most closely associated with the relevant Transaction, each as determined by the Valuation Agent, or as otherwise agreed between the parties.

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(d)	Exchange Date. “Exchange Date” has the meaning specified in Paragraph 3(c)(ii).

(e)	Dispute Resolution.

(i)	“Resolution Time” means 1:00 p.m., Sydney time, on the first Local Business Day following the date on which notice is given that gives rise to a dispute under Paragraph 4.

(ii)	“Value” For the purpose of Paragraphs 4(a)(4)(i)(C) and 4(a)(4)(ii), the Value of the outstanding Credit Support Balance or of any transfer of Eligible Credit Support or Equivalent Credit Support, as the case may be, will be calculated by the Valuation Agent as the Base Currency Equivalent of the face amount thereof.

(iii)	“Alternative” The provisions of Paragraph 4 will apply.

(f)	Interest Amount.

(i)	“Interest Rate” The “Interest Rate” in relation to each Eligible Currency specified below will be:

Eligible Currency	Interest Rate

USD, Euro, Sterling or Yen	the highest available “Interest Rate” that the Valuation Agent acting in good faith and using reasonable endeavours, is able to obtain from a bank that has a short term rating from Fitch Ratings of F-1 or higher, net of applicable bank taxes and charges.

(ii)	“Transfer of Interest Amount” The transfer of the Interest Amount will be made on or within 5 Local Business Days after the last Local Business Day of each calendar month and on any other Local Business Day as agreed between the parties thereafter, or if that date is not a Valuation Date, the following Valuation Date.

(iii)	“Alternative to Interest Amount” The provisions of Paragraph 5(c)(ii) will apply. Party B shall not be obliged to transfer any Interest Amount unless and until it has earned and received such Interest Amount.

(g)	Account Details.

Party A:

CASH in USD, Euro, Sterling or Yen

Account With:	[●]

BSB:	As advised to Party B and the Manager

Account No:	As advised to Party B and the Manager

Reference:	As advised to Party B and the Manager

Austraclear Code:	As advised to Party B and the Manager

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Party B: A segregated account designated as the “Collateral Account” to be opened by Party B (at the direction of the Manager) in the name of “Perpetual Trustee Company Limited as trustee for the SMART ABS Series 20[●]-[●]US Trust” and advised to Party A (including details of the account bank, the BSB number, the Account Number, any reference details and any Austraclear Code).

(h)	Other Provisions.

(i)	The following words are inserted at the end of the final paragraph of Paragraph 3(a):

“provided that any transfer of Eligible Credit Support by the Transferor pursuant to Paragraph 2(a) must be made not later than the close of business on the first Local Business Day following the relevant Valuation Date, regardless of whether any demand for transfer is received.”

(ii)	Early Termination.

The heading for Paragraph 6 shall be deleted and replaced with “Early Termination” and the following shall be added after the word “Default” in the first line of Paragraph 6: “or a Termination Event in relation to all (but not less than all) Transactions”.

(iii)	Costs of Transfer on Exchange.

Notwithstanding Paragraph 8, the Transferor will be responsible for, and will reimburse the Transferee for, all transfer and other taxes and other costs involved in the transfer of Eligible Credit Support either from the Transferor to the Transferee or from the Transferee to the Transferor hereto.

(iv)	Single Transferor and Single Transferee.

Party A and Party B agree that, notwithstanding anything to the contrary in this Annex, (including, without limitation, the recital hereto, Paragraph 2 or the definitions in Paragraph 10), (a) the term “Transferee” as used in this Annex means only Party B; (b) the term “Transferor” as used in this Annex means only Party A; (c) only Party A will be required to make transfers of Eligible Credit Support under Paragraph 2(a); and (d) in the calculation of any Credit Support Amount, where the Transferee’s Exposure would be expressed as a negative number, such Exposure shall be deemed to be zero.

(v)	Calculations.

Paragraph 3(b) of this Annex shall be amended by inserting the words “and shall provide each party (or the other party, if the Valuation Agent is a party) with a description in reasonable detail of how such calculations were made, upon request” after the word “calculations” in the third line thereof.

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(vi)	Demands and Notices.

Any demand, specification or notice under this Annex (each, a “Notice”), may be delivered orally, including by telephone. If such Notice is delivered orally, such oral Notice shall be confirmed promptly in writing (a “Notice Confirmation”) by tested telex, facsimile, electronic mail or actual delivery. Failure to provide that Notice Confirmation will not affect the validity of that oral Notice or constitute an Event of Default or Termination Event under the Agreement. All Notices shall be delivered to the addresses specified from time to time for the purposes of Section 12 of the Agreement.

(vii)	Definitions.

As used in this Annex, the following terms shall mean:

“Local Business Day” means a day on which commercial banks are open for business in Sydney, Melbourne, London and New York, but does not include a Saturday, a Sunday or a public holiday in any of those cities.

(viii)	Fitch Credit Support Annex.

This Annex is the “Fitch Credit Support Annex” for the purposes of the Agreement.

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Elections and Variables to the Credit Support Annex dated as of [●] 20[●]

Between

[●]

(ABN [●])

(“Party A”)

and

Perpetual Trustee Company Limited (ABN 42 000 001 007)

(“Party B”)

and

Macquarie Securities Management Pty Limited

(ABN 26 003 435 443)

(“Manager”)

in relation to the ISDA Master Agreement and the Schedule to it dated [●]

between Party A, Party B and the Manager

Paragraph 11. Elections and Variables (Moody’s Credit Support Annex)

(a)	Base Currency and Eligible Currency.

(i)	“Base Currency” means United States Dollars (“USD”).

(ii)	“Eligible Currency” means the Base Currency, Euro, Great Britain Pounds (“Sterling”) and Japanese Yen (“Yen”).

(b)	Credit Support Obligations.

(i)	Delivery Amount, Return Amount and Credit Support Amount.

(A)	“Delivery Amount” has the meaning specified in Paragraph 2(a), as amended by deleting the words “upon a demand made by the Transferee on or promptly following a Valuation Date” and deleting in its entirety the sentence beginning “Unless otherwise specified in Paragraph 11(b)” and inserting in lieu thereof the following:

“The “Delivery Amount” applicable to the Transferor for any Valuation Date will equal the amount by which A exceeds B, where:

A =	the Credit Support Amount for such Valuation Date.

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B =	the Value (determined using the Valuation Percentage in Paragraph 11(b)(ii)) as of such Valuation Date of the Transferor’s Credit Support Balance (adjusted to include any prior Delivery Amount and to exclude any prior Return Amount, the transfer of which, in each case, has not yet been completed and for which the relevant Settlement Day falls on or after such Valuation Date).”.

(B)	“Return Amount” has the meaning as specified in Paragraph 2(b) except that the sentence beginning “Unless otherwise specified in Paragraph 11(b)” shall be deleted in its entirety and shall be replaced by the following:

“The “Return Amount” applicable to the Transferee for any Valuation Date will equal the amount by which A exceeds B, where:

A =	the Value (determined using the Valuation Percentage in Paragraph 11(b)(ii)) as of such Valuation Date of the Transferor’s Credit Support Balance (adjusted to include any prior Delivery Amount and to exclude any prior Return Amount, the transfer of which, in each case, has not yet been completed and for which the relevant Settlement Day falls on or after such Valuation Date).

B =	the Credit Support Amount for such Valuation Date.”.

(C)	“Credit Support Amount” means, for any Valuation Date:

(a)	if Party B is required under either or both of Section 17(a) or 17(b) of this Agreement to deliver collateral to Party B in accordance with this Annex, the greater of:

(i)	zero; and

(ii)	the sum of:

(A)	the Transferee’s Exposure; and

(B)	the aggregate of the Moody’s Additional Amounts in respect of such Valuation Date for all Transactions (other than the Transaction constituted by this Annex); or

(b)	if Party B is not required under any of Section 17(a) or 17(b) of this Agreement to deliver collateral to Party B in accordance with this Annex, zero.

(c)	In this section the following terms have the meanings set out below:

“Moody’s Additional Amount” means, for any Valuation Date, either:

(a)	if Party A elects at that time to calculate the Moody’s Additional Amount in the manner described in this sub-paragraph (a), the lesser of:

(i)	the sum of:

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(1)	the product of the Moody’s Cross Currency DV01 Multiplier and the Transaction Cross Currency DV01 for such Transaction; and

(2)	the product of the Moody’s Cross Currency Notional Amount Lower Multiplier and the Transaction Notional Amount for such Transaction for the Calculation Period which includes such Valuation Date; and

(ii)	the product of the Moody’s Cross Currency Notional Amount Higher Multiplier and the Transaction Notional Amount for such Transaction for the Calculation Period which includes such Valuation Date; or

(b)	otherwise, the product of the Moody’s Potential Increase and the Transaction Notional Amount for such Transaction for the Calculation Period which includes such Valuation Date.

“Moody’s Cross Currency DV01 Multiplier” means 15.

“Moody’s Cross Currency Notional Amount Higher Multiplier” means 0.09.

“Moody’s Cross Currency Notional Amount Lower Multiplier” means 0.06.

“Moody’s Potential Increase” means the percentage determined for a Valuation Date and a Transaction in accordance with the table set out in Annexure I to this Annex.

“Transaction Cross Currency DV01” means, with respect to a Transaction and any date of determination, the greater of (i) the estimated absolute change in the Base Currency Equivalent of the mid-market value with respect to such Transaction that would result from a one basis point change in the relevant swap curve (denominated in the currency of Party A’s payment obligations under such Transaction) on such date and (ii) the estimated absolute change in the Base Currency Equivalent of the mid-market value with respect to such Transaction that would result from a one basis point change in the relevant swap curve (denominated in the currency of Party B’s payment obligations under such Transaction) on such date, in each case as determined by the Valuation Agent in good faith and in a commercially reasonable manner in accordance with the relevant methodology customarily used by the Valuation Agent.

“Transaction Notional Amount” means:

(a)	in respect of any Transaction that is a cross currency hedge, the Base Currency Equivalent of the Currency Amount applicable to Party A’s payment obligations; and

13

(b)	in respect of any other Transaction, the Base Currency Equivalent of the Notional Amount.

(ii)	Eligible Credit Support. Each item described in the table in Annexure II will qualify as “Eligible Credit Support” for Party A and will have a Valuation Percentage equal to the “Moody’s Valuation Percentage” (as defined in Annexure II).

(iii)	Thresholds.

(A)	“Independent Amount” means, for Party A and Party B, with respect to each Transaction, zero.

(B)	“Threshold” means for:

(i)	Party A: not applicable; and

(ii)	Party B: not applicable.

(C)	“Minimum Transfer Amount” means, with respect to Party A and Party B, USD100,000, provided that:

(1)	if an Event of Default has occurred and is continuing in respect of which Party A is the Defaulting Party, the Minimum Transfer Amount with respect to Party A shall be zero; or

(2)	if an Additional Termination Event has occurred in respect of which Party A is an Affected Party, the Minimum Transfer Amount with respect to Party A shall be zero; or

(3)	if:

(I)	Party A has satisfied Section 17(a)(ii), Section 17(a)(iii), Section 17(b)(ii) or Section 17(b)(iii) of the Agreement;

(II)	Party A has obtained the Moody’s First Trigger Required Ratings; or

(III)	the Notes of the Series Trust have a rating from Moody’s that is below A3,

the Minimum Transfer Amount with respect to Party B shall be zero.

(D)	“Rounding” The Delivery Amount and the Return Amount will be rounded up and down to the nearest integral multiple of USD10,000 respectively (with a number falling halfway between being rounded up), subject to the maximum Return Amount being equal to the Credit Support Balance.

(iv)	“Exposure” has the meaning specified in Paragraph 10, except that (1) after the word “Agreement” the words “(assuming, for this purpose only, that Section 17(d) (Close-Out Calculations) of this Agreement is deleted)” shall be inserted and (2) at the end of the definition of “Exposure”, the words “without assuming that the terms of such Replacement Transaction are materially less beneficial for the Transferee than the terms of this Agreement” shall be added.

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(c)	Valuation and Timing.

(i)	“Valuation Agent” means, Party A in all circumstances.

(ii)	“Valuation Date” means

(A)	each Wednesday or if Wednesday is not a Local Business Day, the next following Local Business Day; or

(B)	if so elected by Party A (from time to time by notice in writing to Party B and Manager), each Local Business Day.

(iii)	“Valuation Time” means the close of business in the Relevant Market on the Local Business Day first preceding the Valuation Date or date of calculation, as applicable, provided that the calculations of Value and Credit Support Amount will, as far as practicable, be made as of approximately the same time on the same date.

(iv)	“Notification Time” means by 1:00 p.m., Sydney time, on the Local Business Day immediately following the applicable Valuation Date or date of calculation, as applicable.

(v)	“Relevant Market” means:

(A)	with respect to the calculation of Value, the principal market in which the relevant Eligible Credit Support is traded; and

(B)	with respect to the calculation of Exposure, the location most closely associated with the relevant Transaction, each as determined by the Valuation Agent, or as otherwise agreed between the parties.

(d)	Exchange Date. “Exchange Date” has the meaning specified in Paragraph 3(c)(ii).

(e)	Dispute Resolution.

(i)	“Resolution Time” means 1:00 p.m., Sydney time, on the first Local Business Day following the date on which notice is given that gives rise to a dispute under Paragraph 4.

(ii)	“Value” For the purpose of Paragraphs 4(a)(4)(i)(C) and 4(a)(4)(ii), the Value of the outstanding Credit Support Balance or of any transfer of Eligible Credit Support or Equivalent Credit Support, as the case may be, will be calculated by the Valuation Agent as the Base Currency Equivalent of the face amount thereof.

(iii)	“Alternative” The provisions of Paragraph 4 will apply.

(f)	Interest Amount.

(i)	“Interest Rate” The “Interest Rate” in relation to each Eligible Currency specified below will be:

Eligible Currency	Interest Rate

USD, Euro, Sterling and Yen	the highest available “Interest Rate” that the Valuation Agent acting in good faith and using reasonable endeavours, is able to obtain from a bank that has a short term rating from Moody’s of P-1 or higher, net of applicable bank taxes and charges.

15

(ii)	“Transfer of Interest Amount” The transfer of the Interest Amount will be made on or within 5 Local Business Days after the last Local Business Day of each calendar month and on any other Local Business Day as agreed between the parties thereafter, or if that date is not a Valuation Date, the following Valuation Date.

(iii)	“Alternative to Interest Amount” The provisions of Paragraph 5(c)(ii) will apply. Party B shall not be obliged to transfer any Interest Amount unless and until it has earned and received such Interest Amount.

(g)	Account Details.

Party A:

CASH in USD, Euro, Sterling or Yen

Account With:	[●]

BSB:	As advised to Party B and the Manager

Account No:	As advised to Party B and the Manager

Reference:	As advised to Party B and the Manager

Austraclear Code:	As advised to Party B and the Manager

Party B: A segregated account designated as the “Collateral Account” to be opened by Party B (at the direction of the Manager) in the name of “Perpetual Trustee Company Limited as trustee for the SMART ABS Series 20[●]-[●]US Trust” and advised to Party A (including details of the account bank, the BSB number, the Account Number, any reference details and any Austraclear Code).

(h)	Other Provisions.

(i)	The following words are inserted at the end of the final paragraph of Paragraph 3(a):

“provided that any transfer of Eligible Credit Support by the Transferor pursuant to Paragraph 2(a) must be made not later than the close of business on the first Local Business Day following the relevant Valuation Date, regardless of whether any demand for transfer is received.”

(ii)	Early Termination.

The heading for Paragraph 6 shall be deleted and replaced with “Early Termination” and the following shall be added after the word “Default” in the first line of Paragraph 6: “or a Termination Event in relation to all (but not less than all) Transactions”.

16

(iii)	Costs of Transfer on Exchange.

Notwithstanding Paragraph 8, the Transferor will be responsible for, and will reimburse the Transferee for, all transfer and other taxes and other costs involved in the transfer of Eligible Credit Support either from the Transferor to the Transferee or from the Transferee to the Transferor hereto.

(iv)	Single Transferor and Single Transferee.

Party A and Party B agree that, notwithstanding anything to the contrary in this Annex (including, without limitation, the recital hereto, Paragraph 2 or the definitions in Paragraph 10), (a) the term “Transferee” as used in this Annex means only Party B; (b) the term “Transferor” as used in this Annex means only Party A; (c) only Party A will be required to make transfers of Eligible Credit Support under Paragraph 2(a); and (d) in the calculation of any Credit Support Amount, where the Transferee’s Exposure would be expressed as a negative number, such Exposure shall be deemed to be zero.

(v)	Calculations.

Paragraph 3(b) of this Annex shall be amended by inserting the words “and shall provide each party (or the other party, if the Valuation Agent is a party) with a description in reasonable detail of how such calculations were made, upon request” after the word “calculations” in the third line thereof.

(vi)	Demands and Notices.

Any demand, specification or notice under this Annex (each, a “Notice”), may be delivered orally, including by telephone. If such Notice is delivered orally, such oral Notice shall be confirmed promptly in writing (a “Notice Confirmation”) by tested telex, facsimile, electronic mail or actual delivery. Failure to provide that Notice Confirmation will not affect the validity of that oral Notice or constitute an Event of Default or Termination Event under the Agreement. All Notices shall be delivered to the addresses specified from time to time for the purposes of Section 12 of the Agreement.

(vii)	Definitions.

As used in this Annex, the following terms shall mean:

“Local Business Day” means a day on which commercial banks are open for business in London, New York, Sydney and Melbourne, but does not include a Saturday, a Sunday or a public holiday in London, New York, Sydney or Melbourne.

(viii)	Moody’s Credit Support Annex

This Annex is the “Moody’s Credit Support Annex” for the purposes of the Agreement.

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Annexure I

Original Collateral Formulas – Swaps without Optionality
Swap Tenor (years)*	Moody’s Potential Increase
≤ 1	6.10%

> 1 and ≤ 2	6.30%

> 2 and ≤ 3	6.40%

> 3 and ≤ 4	6.60%

> 4 and ≤ 5	6.70%

> 5 and ≤ 6	6.80%

> 6 and ≤ 7	7.00%

> 7 and ≤ 8	7.10%

> 8 and ≤ 9	7.20%

> 9 and ≤ 10	7.30%

> 10 and ≤ 11	7.40%

> 11 and ≤ 12	7.50%

> 12 and ≤ 13	7.60%

> 13 and ≤ 14	7.70%

> 14 and ≤ 15	7.80%

> 15 and ≤ 16	7.90%

> 16 and ≤ 17	8.00%

> 17 and ≤ 18	8.10%

> 18 and ≤ 19	8.20%

> 19 and ≤ 20	8.20%

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Original Collateral Formulas – Swaps without Optionality
Swap Tenor (years)*	Moody’s Potential Increase
> 20 and ≤ 21	8.30%

> 21 and ≤ 22	8.40%

> 22 and ≤ 23	8.50%

> 23 and ≤ 24	8.60%

> 24 and ≤ 25	8.60%

> 25 and ≤ 26	8.70%

> 26 and ≤ 27	8.80%

> 27 and ≤ 28	8.80%

> 29 and ≤ 28	8.90%

> 29	9.00%

*	Swap “tenor” means the weighted average life of the Relevant Notes, taking account of prepayments and applicable amortisation triggers.

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Annexure II

Instrument	Valuation Percentage
US Dollar Cash	100%
EURO Cash	94%
Sterling Cash	95%
Yen Cash	95%
US Dollar Denominated Fixed Rate Negotiable Debt issued by the US Treasury with Remaining Maturity
≤1 year	100%
>1 and ≤2	99%
>2 and ≤3	98%
>3 and ≤5	97%
>5 and ≤7	96%
>7 and ≤10	94%
>10 and ≤20	90%
>20	88%
US Dollar Denominated Floating Rate Negotiable Debt issued by the US Treasury
All Maturities	99%
US Dollar Fixed Rate US Agency Debentures with Remaining Maturity
≤1 year	99%
>1 and ≤2	99%
>2 and ≤3	98%
>3 and ≤5	96%
>5 and ≤7	93%
>7 and ≤10	93%
>10 and ≤20	89%
>20	87%
US Dollar Denominated Floating Rate US Agency Debentures
All Maturities	98%
EURO Denominated Fixed Rate Eurozone Government Bonds Rated Aa3 or Above by Moody’s with Remaining Maturity
≤1 year	94%
>1 and ≤2	93%
>2 and ≤3	92%
>3 and ≤5	90%
>5 and ≤7	89%
>7 and ≤10	88%
>10 and ≤20	84%
>20	82%
EURO Denominated Floating Rate Eurozone Government Bonds Rated Aa3 or Above by Moody’s
All Maturities	93%
Sterling Denominated Fixed Rated United Kingdom Gilts with Remaining Maturity with Remaining Maturity
≤1 year	94%
>1 and ≤2	93%
>2 and ≤3	92%
>3 and ≤5	91%
>5 and ≤7	90%
>7 and ≤10	89%
>10 and ≤20	86%
>20	84%
Sterling Denominated Floating Rated United Kingdom Gilts
All Maturities	94%
Yen Denominated Fixed Rate Japanese Government Bonds with Remaining Maturity
≤1 year	96%
>1 and ≤2	95%
> 2 and ≤3	94%
>3 and ≤5	93%
>5 and ≤7	92%
>7 and ≤10	91%
>10 and ≤20	87%
>20	86%
Yen Denominated Floating Rate Japanese Government Bonds
All Maturities	95%

“Moody’s Valuation Percentage” means, in respect of each instrument in the above table, the corresponding valuation percentage.

20